As filed with the Securities and Exchange Commission on July 27, 2007

                           1933 Act File No. 33-62174
                           1940 Act File No. 811-7692

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                                    Pre-Effective Amendment No.              [ ]
                                    Post-Effective Amendment No. 29          [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
                                            Amendment No. 30

                        LEGG MASON INVESTORS TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

RICHARD M. WACHTERMAN, ESQ.                      ARTHUR C. DELIBERT, ESQ.
Legg Mason & Co., LLC                            Kirkpatrick & Lockhart Preston
100 Light Street                                 Gates Ellis LLP
Baltimore, Maryland  21202                       1601 K Street, N.W.
(Name and Address of Agent for Service)          Washington, D.C.  20006-1600

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485(b)
[X] on July 29, 2007, pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(i)
[ ] on, pursuant to Rule 485(a)(i)
[ ] 75 days after filing pursuant to Rule 485(a)(ii)
[ ] on , pursuant to Rule 485(a)(ii)

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        Legg Mason Investors Trust, Inc.

                       Contents of Registration Statement


This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Legg Mason American Leading Companies Trust
Legg Mason U.S. Small-Capitalization Value Trust
Part A - Primary Class and Institutional Class Prospectus

Legg Mason American Leading Companies Trust
Legg Mason U.S. Small-Capitalization Value Trust
Primary Class and Institutional Class Shares
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

Legg Mason Equity Funds

         Legg Mason Value Trust, Inc.

         Legg Mason Special Investment Trust, Inc.

         Legg Mason American Leading Companies Trust

         Legg Mason U.S. Small-Capitalization Value Trust




                                   PROSPECTUS
                                 August 1, 2007


                                  PRIMARY CLASS
                                     CLASS R
                          FINANCIAL INTERMEDIARY CLASS
                               INSTITUTIONAL CLASS


                                      logo



The shares offered by this Prospectus are subject to various fees and expenses, which may include distribution and service (12b-1) fees. See "Fees and Expenses of the Funds" on page 20 and "Distribution Plan" on page 26.



As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

About the funds:


           1      Investment objectives and policies

           7      Principal risks

          12      Performance

          20      Fees and expenses of the funds

          20      Primary Class fees and expenses

          22      Class R fees and expenses

          23      Financial Intermediary Class fees and expenses

          24      Institutional Class fees and expenses

          26      Distribution plan

          28      Management

About your investment:


          31      Shareholder eligibility

          34      How to invest

          40      How to redeem your shares

          43      Account policies

          47      Services for investors

          49      Distributions and taxes

          51      Portfolio holdings disclosure policy

          52      Financial highlights

LEGG MASON EQUITY FUNDS

[icon]  INVESTMENT OBJECTIVES AND POLICIES


This prospectus describes the following Legg Mason Equity Funds: Legg Mason Value Trust, Inc. ("Value Trust"), Legg Mason Special Investment Trust, Inc. ("Special Investment Trust"), Legg Mason American Leading Companies Trust ("American Leading Companies Trust") and Legg Mason U.S. Small-Capitalization Value Trust ("Small-Cap Value Trust"). Value Trust and Special Investment Trust offer Primary Class, Class R, Financial Intermediary Class and Institutional Class shares. American Leading Companies Trust and Small-Cap Value Trust offer Primary Class and Institutional Class shares. Each share class represents an investment in the same portfolio of securities, but is subject to different expenses, different distribution structures and different eligibility requirements for investing. (See "Fees and Expenses of the Funds" beginning on page 20 and "Shareholder Eligibility" beginning on page 31).



LEGG MASON VALUE TRUST, INC.

Investment objective: Long-term growth of capital.

Principal investment strategies:

The fund invests primarily in equity securities that, in the adviser's opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The fund may also invest in debt securities. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds."

The adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling, or to realize gains or limit potential losses.


When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market, economic or other situations, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities and repurchase agreements for such investments. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.


LEGG MASON SPECIAL INVESTMENT TRUST, INC.

Investment objective: Capital appreciation.

Principal investment strategies:

The fund invests primarily in equity securities, and securities convertible into equity securities. The adviser expects that under normal circumstances, the fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range, defined as companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's MidCap 400 Index, or in "special situations," at the time of purchase. The fund may invest a portion of its assets in companies of any size.

The fund may invest in "special situations" without regard to market capitalization. The adviser defines special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; basic change in the industry in which the company operates; introduction of new products or technologies; acquisition or merger activities; or reorganizations or restructurings. The fund will not invest more than 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings in connection with an actual or potential bankruptcy.

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, and changes in government policy or geopolitical dynamics.

The fund may also invest in debt securities, including securities involved in special situations, as defined above. The fund may invest up to 35% of its total assets in debt securities rated below investment grade, commonly known as "junk bonds."

The adviser may decide to sell securities given a variety of circumstances, such as when, a security no longer appears to offer a long-term above-average risk-adjusted rate of return, when an investment opportunity arises that the adviser believes is more compelling, when the original reason for investing no longer applies, or to realize gains or limit potential losses.


When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market, economic or other situations, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities and repurchase agreements for such instruments. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

LEGG MASON AMERICAN LEADING COMPANIES TRUST

Investment objective: Long-term capital appreciation and current income consistent with prudent investment risk.

Principal investment strategies:

The fund invests primarily in securities that, in the adviser's opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a "Leading Company" as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's 500 Index ("S&P 500 Index").

The adviser considers a number of factors to determine whether an investment is tied economically to the United States including: the primary trading market of the issuer's securities; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index generally considered representative of the United States securities markets; and whether the investment is exposed to the economic fortunes and risks of the United States.

The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, and changes in government policy or geopolitical dynamics.

The adviser may decide to sell securities given a variety of circumstances, such as when, a security no longer appears to offer a long-term above average risk-adjusted rate of return, when an investment opportunity arises that the adviser believes is more compelling, when the original reason for investing no longer applies, or to realize gains or limit potential losses.

Under normal circumstances, the adviser expects that the fund will own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities.

During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest, excluding investments in convertible securities, will be rated at least A by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or deemed by the adviser to be of comparable quality to a security with these ratings. The convertible securities in which the fund may invest will be rated at least BB by S&P or Ba by Moody's, or deemed by the adviser to be of comparable quality to a security with these ratings. Debt securities rated below BBB/Baa are commonly known as "junk bonds."


When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market, economic or other situations, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities and repurchase agreements for such instruments. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.


LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST


Small-Cap Value Trust is closed to new investors. The fund remains open to additional investments by existing shareholders. However, shareholders in other Legg Mason funds who do not already hold shares of the fund will not be permitted to acquire shares of the fund by exchange. Distributions to all shareholders of the fund will continue to be reinvested in additional fund shares unless a shareholder has elected otherwise. The closing does not restrict existing shareholders from redeeming shares of the fund.


Investment objective: Long-term capital appreciation.

Principal investment strategies:

The fund invests at least 80% of its net assets in equity securities of domestic small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $10 million and the median of the New York Stock Exchange ("Exchange") market capitalizations, currently about $1.870 billion. The adviser considers value companies to be those in the lower quartile of price/earnings valuation.

The adviser's security selection process starts with a universe of small-capitalization value companies. From this universe, the adviser follows a disciplined security exclusion process focusing on eliminating companies with characteristics that the adviser has found to detract from long-term portfolio returns.

First, the adviser adjusts stated earnings for any unusual and non-recurring gains or losses to reach true operating earnings and eliminates companies which no longer meet the adviser's low price/earnings criteria. Second, the adviser eliminates companies that have pre-announced earnings declines. Third, the adviser excludes companies which have experienced excessive price appreciation over and above the market. Fourth, the adviser reviews company-specific fundamentals to eliminate stocks that the adviser regards as having minimal potential to increase in value or that the adviser believes have substantial risk of decline.

Portfolios are constructed from the companies that have passed through the adviser's stock exclusion process. Positions are purchased with attention to low cost transactions.

The adviser typically sells companies when the adviser believes they are no longer small-capitalization value companies or if their fundamentals deteriorate.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest in repurchase agreements and money market instruments. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective. The adviser does not currently intend to invest in foreign securities.

                                    * * * * *


Each fund's investment objective and investment policies are non-fundamental and may be changed by the fund's Board of Directors ("Board of Directors") without shareholder approval. American Leading Companies Trust and Small-Cap Value Trust each may not change its policy to invest at least 80% of its net assets in the type of securities suggested by its name (as described above), without providing shareholders at least 60 days' prior written notice. For purposes of these 80% policies, net assets include any borrowings for investment purposes.

[icon] PRINCIPAL RISKS

In General:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds:

Market Risk:

Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. A fund may experience a substantial or complete loss on an individual stock.

Value Style Risk:

The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Small and Mid-Sized Company Securities:

Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

Small-sized companies may also be more difficult to value because few, if any, investment researchers regularly follow them.

It is anticipated that some of the portfolio securities may not be widely traded and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities quickly at prevailing market prices, and market prices may not always be readily available for use in determining a fund's net asset value.

Investments in securities of companies with small and mid-sized market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, small-cap and mid-cap stocks may, to a degree, fluctuate independently of larger-cap stocks, i.e., small-cap and/or mid-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa. Smaller companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

Company Risk:


Each fund may invest in securities that often involve certain special circumstances that the adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.


Exposure to Foreign Markets:

Securities of foreign issuers, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant additional risk. These risks can include political and economic instability, foreign taxation, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. Many of these risks are greater when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investment Models:

The proprietary models used by an adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Debt Securities:

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by a fund's fixed-income investments may decline due to a decrease in market interest rates and the market prices of a fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates increase.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better by S&P or Moody's and unrated securities considered by a fund's adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, commonly known as "junk bonds," which a fund may purchase from time to time, are deemed by the ratings companies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Special Investment Trust may be especially affected by the risks involved with investing in debt securities rated below investment grade, as it may invest up to 35% of its net assets in such securities.

Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means a fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund. Moody's considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics.

Call Risk:

Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Special Risks of Companies Undergoing Reorganization or Restructuring:

A reorganization or other restructuring pending at the time the fund invests in a security may not be completed on the terms or within the time frame contemplated, resulting in losses to the fund. Reorganizations and restructurings that result from actual or potential bankruptcies carry additional risk and the securities of such companies involved in these types of activities are generally more likely to lose value than the securities of more financially stable companies.

Convertible Securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is usually a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

                                    * * * * *


Additional Risk Disclosure - Value Trust and American Leading Companies Trust:

Funds of funds investments - Each fund may be an investment option for other Legg Mason-advised mutual funds that are managed as "funds of funds". As a result, from time to time, the fund may experience relatively large redemptions or investments due to rebalancings of a fund-of funds' portfolio. In the event of such redemptions or investments, a fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. The adviser may take such actions as it deems appropriate to minimize any adverse impact, considering the potential benefits of such investments to the fund and consistent with its obligations to the fund.

[icon]  PERFORMANCE

The information below provides an indication of the risks of investing in each fund by showing changes in its performance from year to year and by showing how each fund's average annual total returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of all distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future.


                       Value Trust - Primary Class Shares


  Year-by-year total return as of December 31 of each year (before taxes) (%)*

---------- ---------- ---------- ---------- --------- ---------- ---------- --------- --------- ---------
  1997       1998       1999       2000       2001      2002       2003       2004      2005      2006
---------- ---------- ---------- ---------- --------- ---------- ---------- --------- --------- ---------
  37.05      48.04      26.71     (7.14)     (9.29)    (18.92)     43.54      11.96     5.32      5.85
---------- ---------- ---------- ---------- --------- ---------- ---------- --------- --------- ---------

*    The fund's year-to-date total return as of June 30, 2007 was 4.80%.


                       During the past ten calendar years:

                                Quarter Ended                  Total Return
Best quarter:                 December 31, 1998                   35.85%
Worst quarter:               September 30, 2001                  (20.01)%

                          Average Annual Total Returns

The table below shows the fund's average annual total returns before taxes for all classes that have been in operation for a full calendar year. In addition, returns after taxes are shown for Primary Class shares to illustrate the effect of federal taxes on fund returns. The table also shows returns before taxes for the Standard & Poor's 500 Index ("S&P 500 Index"), a market capitalization-weighted index, composed of 500 widely held common stocks that is generally considered representative of the U.S. stock market.

For the periods ended December 31, 2006:

---------------------------------------------------------------- ------------------ ---------------------- ----------------------
                        Value Trust (a)                               1 Year               5 Years               10 Years
                                                                                                            (or Life of Class)
---------------------------------------------------------------- ------------------ ---------------------- ----------------------
Primary Class Shares -
Return Before Taxes                                                     5.85%                  7.75%                 12.14%
Return After Taxes on Distributions (b)                                 5.85%                  7.75%                 11.36%
Return After Taxes on Distributions and Sale of Fund Shares (b)         3.80%                  6.73%                 10.56%
---------------------------------------------------------------- ------------------ ---------------------- ----------------------
Financial Intermediary Class Shares -
Return Before Taxes                                                     6.56%                  8.49%              6.81% (c)
---------------------------------------------------------------- ------------------ ---------------------- ----------------------
Institutional Class Shares -
Return Before Taxes                                                     6.91%                  8.84%                 13.26%
---------------------------------------------------------------- ------------------ ---------------------- ----------------------
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)                                                                  15.79%                  6.19%                  8.42%
---------------------------------------------------------------- ------------------ ---------------------- ----------------------

(a) Class R shares of Value Trust began operations on December 28, 2006. As such, the class does not yet have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Class R shares would differ from those of Primary Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns than Primary Class shares.

(b) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's other classes will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

(c)   March 23, 2001 (commencement of operations) to December 31, 2006.

                 Special Investment Trust - Primary Class Shares

  Year-by-year total return as of December 31 of each year (before taxes) (%)*


---------- ---------- ---------- ---------- --------- ---------- ---------- --------- --------- ---------
  1997       1998       1999       2000       2001      2002       2003       2004      2005      2006
---------- ---------- ---------- ---------- --------- ---------- ---------- --------- --------- ---------
  22.12      23.31      35.54    (12.00)      2.26      (8.74)     54.36      13.05     8.34      7.80
---------- ---------- ---------- ---------- --------- ---------- ---------- --------- --------- ---------

*    The fund's year-to-date total return as of June 30, 2007 was 13.39%.

                       During the past ten calendar years:

                          Quarter Ended                             Total Return
Best quarter:           December 31, 1998                              40.13%
Worst quarter:         September 30, 2001                             (26.29)%

                          Average Annual Total Returns

The table below shows the fund's average annual total returns before taxes for all classes that have been in operation for a full calendar year. In addition, returns after taxes are shown for Primary Class shares to illustrate the effect of federal taxes on fund returns. The table also shows returns for the S&P MidCap 400 Index, a market capitalization-weighted index composed of 400 stocks that is generally considered representative of mid-sized U.S. companies.

For the periods ended December 31, 2006:

----------------------------------------------------------------- ----------------- ---------------------- ------------------------
                  Special Investment Trust (a)                         1 Year              5 Years          10 Years (or Life of
                                                                                                                   Class)
----------------------------------------------------------------- ----------------- ---------------------- ------------------------
----------------------------------------------------------------- ----------------- ---------------------- ------------------------
Primary Class Shares -
Return Before Taxes                                                     7.80%                 13.21%                   13.07%
Return After Taxes on Distributions (b)                                 4.59%                 11.57%                   11.34%
Return After Taxes on Distributions and Sale of Fund Shares (b)         9.04%                 11.34%                   11.11%
----------------------------------------------------------------- ----------------- ---------------------- ------------------------
----------------------------------------------------------------- ----------------- ---------------------- ------------------------
Financial Intermediary Class Shares -
Return Before Taxes                                                     8.64%                    N/A                14.39%(c)
----------------------------------------------------------------- ----------------- ---------------------- ------------------------
----------------------------------------------------------------- ----------------- ---------------------- ------------------------
Institutional Class Shares -
Return Before Taxes                                                     8.94%                 14.40%                   14.26%
----------------------------------------------------------------- ----------------- ---------------------- ------------------------
----------------------------------------------------------------- ----------------- ---------------------- ------------------------
S&P MidCap 400 Index (reflects no deduction for fees, expenses          10.32%                 10.89%                   13.47%
or taxes)
----------------------------------------------------------------- ----------------- ---------------------- ------------------------

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's returns before taxes and after taxes on distributions because the loss generates a tax benefit that is factored into the result.

(a) Class R shares of Special Investment Trust began operations on December 28, 2006. As such, the class does not yet have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Class R shares would differ from those of Primary Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns than Primary Class shares.

(b) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's other classes will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(c)  July 30, 2004 (commencement of operations) to December 31, 2006.

             American Leading Companies Trust - Primary Class Shares

  Year-by-year total return as of December 31 of each year (before taxes) (%)*


---------- ---------- ---------- ---------- --------- ---------- ---------- --------- --------- ---------
  1997       1998       1999       2000       2001      2002       2003       2004      2005      2006
---------- ---------- ---------- ---------- --------- ---------- ---------- --------- --------- ---------
  23.75      21.33      5.25       0.51       (3.30)   (17.90)     29.00      12.96      9.32     10.02
---------- ---------- ---------- ---------- --------- ---------- ---------- --------- --------- ----------

*    The fund's year-to-date total return as of June 30, 2007 was 5.96%.

                       During the past ten calendar years:

                        Quarter Ended                             Total Return
Best quarter:         December 31, 1998                             23.95%
Worst quarter:        September 30, 2002                           (17.56)%

                          Average Annual Total Returns

The table below shows the fund's average annual total returns before taxes for all classes. In addition, returns after taxes are shown for Primary Class shares to illustrate the effect of federal taxes on fund returns. The table also shows returns for the S&P 500 Index, a market capitalization-weighted index, composed of 500 widely held common stocks that is generally considered representative of the U.S. stock market.

For the periods ended December 31, 2006:

------------------------------------------------------------------- ------------------ ------------------- ----------------------
                 American Leading Companies Trust                        1 Year             5 Years              10 Years
                                                                                                            (or Life of Class)
------------------------------------------------------------------- ------------------ ------------------- ----------------------
------------------------------------------------------------------- ------------------ ------------------- ----------------------
Primary Class Shares -
Return Before Taxes                                                      10.02%               7.55%                  8.25%
Return After Taxes on Distributions (a)                                  9.14%                7.37%                  7.77%
Return After Taxes on Distributions and Sale of Fund Shares (a)          7.56%                6.52%                  7.09%
------------------------------------------------------------------- ------------------ ------------------- ----------------------
------------------------------------------------------------------- ------------------ ------------------- ----------------------
Institutional Class Shares -
Return Before Taxes                                                      11.17%               8.67%                  7.28% (b)
------------------------------------------------------------------- ------------------ ------------------- ----------------------
------------------------------------------------------------------- ------------------ ------------------- ----------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)        15.79%               6.19%                  8.42%

------------------------------------------------------------------- ------------------ ------------------- ----------------------

(a) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's Institutional Class shares will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(b) June 14, 2001 (re-commencement of operations) to December 31, 2006. Shares of the Institutional Class of American Leading Companies Trust were held by investors during the period from October 4, 1996 to December 3, 1998. On June 14, 2001, the Institutional Class re-commenced operations.

                  Small-Cap Value Trust - Primary Class Shares

  Year-by-year total return as of December 31 of each year (before taxes) (%)*


---------- ---------- --------- ---------- ---------- --------- --------- ---------
  1999       2000       2001      2002       2003       2004      2005      2006
---------- ---------- --------- ---------- ---------- --------- --------- ---------
 (5.00)      7.80       21.82     (6.51)     39.16      21.31      1.96     14.59
---------- ---------- --------- ---------- ---------- --------- --------- ----------

*    The fund's year-to-date total return as of June 30, 2007 was 4.06%.

                      During the past eight calendar years:

                          Quarter Ended                        Total Return
Best quarter:             June 30, 2003                            24.30%
Worst quarter:            September 30, 2002                      (19.90)%

                          Average Annual Total Returns

The table below shows the fund's average annual total returns before taxes for all classes. In addition, returns after taxes are shown for Primary Class shares to illustrate the effect of federal taxes on fund returns. The table also shows returns for the Russell 2000 Index, an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

For the periods ended December 31, 2006:

---------------------------------------------------------------- ------------------ ---------------------- ----------------------
                     Small-Cap Value Trust                            1 Year               5 Years             Life of Class
---------------------------------------------------------------- ------------------ ---------------------- ----------------------
---------------------------------------------------------------- ------------------ ---------------------- ----------------------
Primary Class Shares -
Return Before Taxes                                                   14.59%                 13.02%              8.43% (a)
Return After Taxes on Distributions (b)                               12.28%                 11.70%              7.51% (a)
Return After Taxes on Distributions and Sale of Fund Shares (b)       11.81%                 11.11%              7.12% (a)
---------------------------------------------------------------- ------------------ ---------------------- ----------------------
---------------------------------------------------------------- ------------------ ---------------------- ----------------------
Institutional Class Shares -
Return Before Taxes                                                   15.79%                 14.29%              9.67% (c)
---------------------------------------------------------------- ------------------ ---------------------- ----------------------
---------------------------------------------------------------- ------------------ ---------------------- ----------------------
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)                                                             18.37%                 11.39%              7.92% (d)
---------------------------------------------------------------- ------------------ ---------------------- ----------------------

(a)    June 15, 1998 (commencement of operations) to December 31, 2006.

(b) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's Institutional Class shares will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(c)    June 19, 1998 (commencement of operations) to December 31, 2006.

(d)    For the period May 31, 1998 to December 31, 2006.

[icon]   FEES AND EXPENSES OF THE FUNDS

The tables below  describe the fees and expenses you may pay if you buy and hold shares of a fund.


                                  PRIMARY CLASS

----------------------------------------------------------------------------------------------------------------------------
                                                     Shareholder Fees
                                         (fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------- ----------------- ------------------- --------------------- ----------------
                                                                       Special        American Leading          Small-Cap
Primary Class Shares of:                         Value Trust      Investment Trust    Companies Trust           Value Trust
----------------------------------------------- ----------------- ------------------- --------------------- ----------------
----------------------------------------------- ----------------- ------------------- --------------------- ----------------
Sales Charge (Load) Imposed on Purchases              None               None                 None               None
----------------------------------------------- ----------------- ------------------- --------------------- ----------------
----------------------------------------------- ----------------- ------------------- --------------------- ----------------
Sales Charge (Load) Imposed on Reinvested
Dividends                                             None               None                 None               None
----------------------------------------------- ----------------- ------------------- --------------------- ----------------
----------------------------------------------- ----------------- ------------------- --------------------- ----------------
Redemption Fee                                        None               None                 None               None
----------------------------------------------- ----------------- ------------------- --------------------- ----------------


                                          Annual Fund Operating Expenses
                                   (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------- ---------------- -------------------- --------------------- --------------------
                                                                       Special        American Leading          Small-Cap
Primary Class Shares of:                         Value Trust      Investment Trust    Companies Trust           Value Trust
----------------------------------------------- ---------------- -------------------- --------------------- --------------------
----------------------------------------------- ---------------- -------------------- --------------------- --------------------
Management Fees                                      0.66%              0.68%                0.70%                 0.79%
----------------------------------------------- ---------------- -------------------- --------------------- --------------------
----------------------------------------------- ---------------- -------------------- --------------------- --------------------
Distribution and/or Service (12b-1) Fees             0.95%              1.00%                1.00%                 1.00%
----------------------------------------------- ---------------- -------------------- --------------------- --------------------
----------------------------------------------- ---------------- -------------------- --------------------- --------------------
Other Expenses                                       0.09%              0.10%                0.15%                 0.25%
----------------------------------------------- ---------------- -------------------- --------------------- --------------------
----------------------------------------------- ---------------- -------------------- --------------------- --------------------
Total Annual Fund Operating Expenses                 1.70%              1.78%              1.85% (a)             2.04% (a)
----------------------------------------------- ---------------- -------------------- --------------------- --------------------

(a) The investment adviser currently intends to voluntarily waive fees or reimburse expenses so that Primary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets attributable to Primary Class shares: 1.95% for American Leading Companies Trust and 2.00% for Small-Cap Value Trust. These voluntary waivers are currently expected to continue until August 1, 2008, but may be terminated at any time. Including the effect of waivers, total annual fund operating expenses for the fiscal year ended March 31, 2007 was 2.00% for Small-Cap Value Trust. No fee waivers were necessary during this period for American Leading Companies Trust.

Example:


This example helps you compare the cost of investing in Primary Class shares of a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in Primary Class shares of a fund, assuming (1) a 5% return each year, (2) Primary Class's operating expenses remain the same as shown in the table above (not including the effect of any voluntary fee waivers), and (3) you redeem all of your shares at the end of the time periods shown.

--------------------------------------- --------------------- -------------------- ------------------- ---------------------
Primary Class Shares of:                       1 Year               3 Years             5 Years              10 Years
--------------------------------------- --------------------- -------------------- ------------------- ---------------------
Value Trust                                     $173                  $536                 $923                $2,009
--------------------------------------- --------------------- -------------------- ------------------- ---------------------
Special Investment Trust                        $181                  $560                 $964                $2,095
--------------------------------------- --------------------- -------------------- ------------------- ---------------------
American Leading Companies Trust                $188                  $582                 $1,001              $2,169
--------------------------------------- --------------------- -------------------- ------------------- ---------------------
Small-Cap Value Trust                           $207                  $640                 $1,098              $2,369
--------------------------------------- --------------------- -------------------- ------------------- ---------------------

                                     CLASS R



-----------------------------------------------------------------------------------------------------------------------
                                                   Shareholder Fees
                                      (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------------
---------------------------------------------- ----------------------------------- ------------------------------------
Class R Shares of:                                        Value Trust                   Special Investment Trust
---------------------------------------------- ----------------------------------- ------------------------------------
---------------------------------------------- ----------------------------------- ------------------------------------
Sales Charge (Load) Imposed on Purchases                      None                                None
---------------------------------------------- ----------------------------------- ------------------------------------
---------------------------------------------- ----------------------------------- ------------------------------------
Sales Charge (Load) Imposed on Reinvested
Dividends                                                     None                                None
---------------------------------------------- ----------------------------------- ------------------------------------
---------------------------------------------- ----------------------------------- ------------------------------------
Redemption Fee                                                None                                None
---------------------------------------------- ----------------------------------- ------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                             Annual Fund Operating Expenses
                                      (expenses that are deducted from fund assets)
-----------------------------------------------------------------------------------------------------------------------
--------------------------------------------- ----------------------------------- -------------------------------------
Class R Shares of:                                       Value Trust                     Special Investment Trust
--------------------------------------------- ----------------------------------- -------------------------------------
Management Fees                                             0.66%                                  0.68%
--------------------------------------------- ----------------------------------- -------------------------------------
Distribution and/or Service (12b-1) Fees (a)                0.50%                                  0.50%
--------------------------------------------- ----------------------------------- -------------------------------------
Other Expenses (b)                                          0.12%                                  0.29%
--------------------------------------------- ----------------------------------- -------------------------------------
Total Annual Fund Operating Expenses                        1.28%                                  1.47%
--------------------------------------------- ----------------------------------- -------------------------------------

(a) The 12b-1 fees shown in the table reflect the amount at which the Board of Directors have currently limited payments under each fund's Class R Distribution Plan. Pursuant to each Distribution Plan, the Directors may authorize payment of up to 0.75% of average net assets without shareholder approval.

(b) Expense information in the table has been restated to reflect current fees.



Example:

This example helps you compare the cost of investing in Class R shares of a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in Class R shares of a fund, assuming (1) a 5% return each year, (2) Class R operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

---------------------------- ------------------ ------------------- -------------------- -------------------
Class R Shares of:                1 Year             3 Years              5 Years             10 Years
---------------------------- ------------------ ------------------- -------------------- -------------------
Value Trust                       $130               $406                 $702                 $1,545
---------------------------- ------------------ ------------------- -------------------- -------------------
Special Investment Trust          $150               $465                 $803                 $1,757
---------------------------- ------------------ ------------------- -------------------- -------------------

                          FINANCIAL INTERMEDIARY CLASS


---------------------------------------------------------------------------------------------
                                      Shareholder Fees
                         (fees paid directly from your investment)
---------------------------------------------------------------------------------------------
------------------------------------------------- ------------------ ------------------------
                                                                             Special
Financial Intermediary                                  Value              Investment
Class Shares of:                                        Trust                 Trust
------------------------------------------------- ------------------ ------------------------
------------------------------------------------- ------------------ ------------------------
Sales Charge (Load) Imposed on Purchases                None                  None
------------------------------------------------- ------------------ ------------------------
------------------------------------------------- ------------------ ------------------------
Sales Charge (Load) Imposed on Reinvested
Dividends                                               None                  None
------------------------------------------------- ------------------ ------------------------
------------------------------------------------- ------------------ ------------------------

Redemption Fee                                          None                  None

------------------------------------------------- ------------------ ------------------------


                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)
----------------------------------------------------------------------------
------------------------------ -------------------- ------------------------
Financial Intermediary                                      Special
Class Shares of:                  Value Trust          Investment Trust
------------------------------ -------------------- ------------------------
Management Fees                       0.66%                  0.68%
------------------------------ -------------------- ------------------------
Distribution and/or
Service (12b-1) Fees                0.25% (a)              0.25% (a)
------------------------------ -------------------- ------------------------
Other Expenses                        0.12%                  0.08%
------------------------------ -------------------- ------------------------
Total Annual Fund
Operating Expenses                    1.03%                  1.01%
------------------------------ -------------------- ------------------------

(a) The 12b-1 fees shown in the table reflect the amount at which the Board of Directors have currently limited payments under each fund's Financial Intermediary Class Distribution Plan. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.


Example:

This example helps you compare the cost of investing in Financial Intermediary Class shares of a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in Financial Intermediary Class shares of a fund, assuming (1) a 5% return each year, (2) Financial Intermediary Class's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

------------------------------------------ --------------- ------------------- ------------------ ---------------------
Financial Intermediary Class Shares of:        1 Year           3 Years             5 Years             10 Years
------------------------------------------ --------------- ------------------- ------------------ ---------------------
Value Trust                                     $105             $328                $569               $1,259
------------------------------------------ --------------- ------------------- ------------------ ---------------------
Special Investment Trust                        $103             $322                $558               $1,236
------------------------------------------ --------------- ------------------- ------------------ ---------------------

                               INSTITUTIONAL CLASS


---------------------------------------------------------------------------------------------------------------------------
                                                     Shareholder Fees
                                        (fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------- ------------------ --------------------- ---------------------- -----------------
                                                                                        American             Small-
                                                                  Special               Leading                Cap
Institutional                                    Value           Investment            Companies              Value
Class Shares of:                                 Trust             Trust                 Trust                Trust
----------------------------------------- ------------------ --------------------- ---------------------- -----------------
----------------------------------------- ------------------ --------------------- ---------------------- -----------------
Sales Charge (Load) Imposed on Purchases        None                 None                  None                 None
----------------------------------------- ------------------ --------------------- ---------------------- -----------------
----------------------------------------- ------------------ --------------------- ---------------------- -----------------
Sales Charge (Load) Imposed on
Reinvested Dividends                            None                 None                  None                 None
----------------------------------------- ------------------ --------------------- ---------------------- -----------------
----------------------------------------- ------------------ --------------------- ---------------------- -----------------
Redemption Fee                                  None                 None                  None                 None
----------------------------------------- ------------------ --------------------- ---------------------- -----------------



                                             Annual Fund Operating Expenses
                                      (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------- -------------- --------------------- --------------------- ------------------
                                                                                        American             Small-
                                                                  Special               Leading                Cap
Institutional                                    Value           Investment            Companies              Value
Class Shares of:                                 Trust             Trust                 Trust                Trust
-------------------------------------------- -------------- --------------------- --------------------- ------------------
-------------------------------------------- -------------- --------------------- --------------------- ------------------
Management Fees                                  0.66%             0.68%                 0.70%                0.79%
-------------------------------------------- -------------- --------------------- --------------------- ------------------
-------------------------------------------- -------------- --------------------- --------------------- ------------------
Distribution and/or
Service (12b-1) Fees                             None               None                  None                None
-------------------------------------------- -------------- --------------------- --------------------- ------------------
-------------------------------------------- -------------- --------------------- --------------------- ------------------
Other Expenses                                   0.04%             0.05%                 0.12%                0.21%
-------------------------------------------- -------------- --------------------- --------------------- ------------------
-------------------------------------------- -------------- --------------------- --------------------- ------------------
Total Annual Fund
Operating Expenses                               0.70%             0.73%               0.82% (a)            1.00% (a)
-------------------------------------------- -------------- --------------------- --------------------- ------------------

(a) The investment adviser currently intends to voluntarily waive fees or reimburse expenses so that Institutional Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets attributable to Institutional Class shares: 0.95% for American Leading Companies Trust; and 1.00% for Small-Cap Value Trust. These voluntary waivers are currently expected to continue until August 1, 2008, but may be terminated at any time. No fee waivers were necessary during this period for American Leading Companies Trust or Small-Cap Value Trust.

Example:

This example helps you compare the cost of investing in Institutional Class shares of a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in Institutional Class shares of a fund, assuming (1) a 5% return each year, (2) Institutional Class's operating expenses remain the same as shown in the table above (not including the effect of any voluntary fee waivers), and (3) you redeem all of your shares at the end of the time periods shown.

----------------------------------- ------------------ ------------------- ------------------ ---------------------
Institutional Class Shares of:           1 Year             3 Years             5 Years             10 Years
----------------------------------- ------------------ ------------------- ------------------ ---------------------
----------------------------------- ------------------ ------------------- ------------------ ---------------------
Value Trust                               $72                $224                $390               $871
----------------------------------- ------------------ ------------------- ------------------ ---------------------
----------------------------------- ------------------ ------------------- ------------------ ---------------------
Special Investment Trust                  $75                $233                $406               $906
----------------------------------- ------------------ ------------------- ------------------ ---------------------
----------------------------------- ------------------ ------------------- ------------------ ---------------------
American Leading Companies Trust          $84                $262                $455               $1,014
----------------------------------- ------------------ ------------------- ------------------ ---------------------
----------------------------------- ------------------ ------------------- ------------------ ---------------------
Small-Cap Value Trust                     $102               $318                $552               $1,225
----------------------------------- ------------------ ------------------- ------------------ ---------------------

[icon]  DISTRIBUTION PLAN

Distributor of a Fund's Shares:

Legg Mason Investor Services, LLC ("LMIS"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares.


Each fund has adopted a plan under Rule 12b-1 with respect to its Primary Class, Financial Intermediary Class and Class R shares, as applicable, that allows it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. These fees are calculated daily and paid monthly. Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Primary Class shares under each plan, each fund pays LMIS an annual distribution fee equal to 0.75% of the fund's average daily net assets (0.70% for Value Trust) and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares.

For Class R shares under each plan, Value Trust and Special Investment Trust may each pay LMIS an annual distribution and service (12b-1) fee in an amount of up to 0.75% (0.50% distribution fee and 0.25% service fee) of the fund's average daily net assets attributable to Class R shares. The Boards of Directors of these funds have currently approved payment of 0.50% (0.25% distribution fee and 0.25% service fee) of each fund's average daily net assets attributable to Class R shares under the plans.

For Financial Intermediary Class shares under each plan, Value Trust and Special Investment Trust may each pay LMIS an annual distribution and service (12b-1) fee in an amount up to 0.40% (0.15% distribution fee and 0.25% service fee) of the fund's average daily net assets attributable to Financial Intermediary Class shares. The Boards of Directors of these funds have currently approved payment of 0.25% of each fund's average daily net assets attributable to Financial Intermediary Class under the plans.

Other Compensation to Dealers:

LMIS may enter into agreements with other brokers to sell Primary Class shares of each fund. LMIS pays these brokers up to 100% of the distribution and service fee that it receives from a fund for those sales and for services to the investors who hold the shares. LMIS may also enter into agreements with and make payments to brokers or other entities that support the distribution of fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited to, providing sub-accounting and recordkeeping services.


Each fund's adviser and its affiliates may pay non-affiliated entities and LMIS and affiliates of the adviser, out of their own assets to support the distribution of each share class, and for shareholder servicing. These payments may create an incentive for a dealer (or other financial intermediary) or its representatives to recommend or offer shares of the funds to its customers. Please contact your financial intermediary for details about revenue sharing payments it may receive. You should also consult any disclosures made by your financial intermediary at the time of purchase.


Shares of each class may be available through authorized financial intermediaries. For each class, each fund may pay such financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan, if any, or otherwise, as appropriate. These services include sub-accounting and other shareholder services. A fund may pay different financial intermediaries different rates for the sub-accounting and other services they provide when the fund determines that this is in the best interest of the fund and its shareholders. LMIS and its affiliates (including the advisers) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the funds available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

[icon]  MANAGEMENT

Managers and Advisers:


Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the manager of Small-Cap Value Trust. LMFA is responsible for overseeing the funds' relationships with outside service providers, such as the custodian, transfer agent, and lawyers.

Legg Mason Capital Management, Inc. ("LMCM"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser and manager for Value Trust, Special Investment Trust and American Leading Companies Trust. LMCM provides investment management services to these funds, including making investment decisions to buy, sell or hold particular securities. As of March 31, 2007, LMCM had aggregate assets under management of approximately $67.7 billion. LMCM has contracted for the performance of certain administrative services for these funds to LMFA.

For its services during the fiscal year ended March 31, 2007, each fund paid LMFA or LMCM a percentage of its average daily net assets (net of any fee waivers) as follows:


      Value Trust                                                    0.65%
      Special Investment Trust                                       0.67%
      American Leading Companies Trust                               0.70%
      Small-Cap Value Trust                                          0.79%


LMFA has entered into an investment advisory agreement with Brandywine Global Investment Management, LLC ("Brandywine Global") to provide investment advisory services to Small-Cap Value Trust.

Brandywine Global, 2929 Arch Street, Philadelphia, Pennsylvania 19104, as investment adviser to Small-Cap Value Trust, provides investment management services to the fund, including making investment decisions to buy, sell or hold particular securities. Brandywine Global acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. Aggregate assets under management of Brandywine Global were approximately $42.3 billion as of March 31, 2007. For its services during the fiscal year ended March 31, 2007, LMFA paid Brandywine Global a fee equal to 0.46% of the fund's average daily net assets (net of any fee waivers).

Each fund's Annual Report to Shareholders for the period ended March 31, 2007 provides a discussion regarding the basis for each fund's Board of Directors' approval of the continuance of the Management Agreement and the Advisory Agreement.

Portfolio Management:

Value Trust. Bill Miller, CFA, is the portfolio manager for Value Trust and is responsible for stock selection and portfolio construction. Mr. Miller has had primary responsibility for the day-to-day management of the fund since 1990. From Value Trust's inception, in 1982, to November 1990, Mr. Miller was co-portfolio manager for the fund. Mr. Miller has been employed by one or more subsidiaries of Legg Mason, Inc. since 1981. He currently serves as Chairman and Chief Investment Officer for LMCM and Managing Member for LMM, LLC.

Mary Chris Gay was appointed assistant portfolio manager for Value Trust in March 2006. Ms. Gay provides the portfolio manager with research and investment assistance. Ms. Gay has been employed by one or more subsidiaries of Legg Mason, Inc. since 1989. She currently serves as Senior Vice President for LMCM.

Special Investment Trust. Samuel M. Peters, CFA, is the portfolio manager for Special Investment Trust and has had primary responsibility for the day-to-day management of the fund since January 2006. From April 2005 to January 2006, Mr. Peters co-managed the fund. Prior to joining LMCM in April 2005, Mr. Peters worked for Fidelity Management & Research as a portfolio manager. He currently serves as Senior Vice President for LMCM.

American Leading Companies Trust. David E. Nelson, CFA, is the portfolio manager for American Leading Companies Trust has had primary responsibility for the day-to-day management of the fund since March 9, 1998. Mr. Nelson currently serves as Senior Vice President and Chairman of the Investment Policy Committee for LMCM.

Small-Cap Value Trust. Henry F. Otto and Steven M. Tonkovich are co-portfolio managers of Small-Cap Value Trust and are responsible for the day-to-day management of the fund. Both are Managing Directors of Brandywine Global. Mr.

Otto is a senior portfolio manager and has been employed at Brandywine Global since 1987. Mr. Tonkovich is a senior portfolio manager and analyst and has been employed at Brandywine Global since 1989.

The funds' Statement of Additional Information provides information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund(s) they advise.

LMCM, LMFA, Brandywine Global and LMIS are subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] SHAREHOLDER ELIGIBILITY


The funds generally will not accept new account applications to establish an account where the beneficial owner has a non-U.S. address.

Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 34 for Primary Class or the instructions beginning on page 36 for Institutional Class, Financial Intermediary Class and Class R.


You can buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the funds ("Financial Adviser"). You can also buy shares directly from the funds.

The funds reserve the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the funds may waive the minimum initial investment requirements in their sole discretion.

Primary Class Shares

For questions regarding your eligibility to invest in Primary Class shares, contact your Financial Adviser or LMIS' Funds Investor Services Division ("FIS") at 1-800-822-5544.


------------------------------------------------------- ------------------------
                                                        Primary Class Shares
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Investment Minimums -
Initial Investment                                      $1,000
(per fund)

Subsequent Investments                                  $100
(per fund)
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Legg Mason Future First(R) Systematic Investment Plan
(Minimum per transaction)                               $50
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Minimum Account Size                                    $500
(per fund)
------------------------------------------------------- ------------------------

Retirement Plans


Employer-sponsored retirement plans (i.e. 401(k), 403(b) or equivalent) where a Financial Adviser is providing advice, record-keeping or other shareholder services to the plan, are eligible for Primary Class shares. The minimum initial and additional purchase amounts may be waived at the sole discretion of each fund.


Institutional Class, Financial Intermediary Class and Class R Shares

For questions regarding your eligibility to invest in Institutional Class, Financial Intermediary Class or Class R shares, call 1-888-425-6432 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. All requirements regarding initial and subsequent purchases are stated below.

The following classes of investors may purchase Institutional Class shares:

o Institutional investors who make an initial investment of at least $1 million in a fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the funds through financial intermediaries that offer their clients Institutional Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

o Shareholders of an Institutional Class of a fund as of the opening of regular trading on the Exchange on July 25, 2001 that have remained in the fund since that date may continue to purchase Institutional Class shares of that fund. The minimum account size for such accounts is $500.

o Employees of the investment adviser to a Legg Mason fund and the spouses and children of such employees may purchase Institutional Class shares of that Legg Mason fund. For such investors, the minimum initial investment is $1,000 per fund and the minimum for each purchase of additional shares is $100.

The following classes of investors may purchase Financial Intermediary Class shares:

o Institutional investors who make an initial investment of at least $1 million in a fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the funds through financial intermediaries that offer their clients Financial Intermediary Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

o Shareholders of the Financial Intermediary Class of a fund as of the opening of regular trading on the Exchange on July 25, 2001 that have remained in the fund since that date may continue to purchase Financial Intermediary Class shares of that fund. The minimum account size for such accounts is $500.


The following classes of investors may purchase Class R shares:

o Retirement Plans with accounts held on the books of the fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary). "Retirement Plans" include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans or Section 529 college savings accounts. Class R shares are also not available to retail non-retirement accounts, SEPs, SARSEPs or SIMPLE IRAs.

[icon] HOW TO INVEST

Shareholder Accounts

You have the following options for holding fund shares.

1. You may hold fund shares in a securities brokerage account with a firm that has an agreement with LMIS with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

2. You may hold fund shares directly with a fund, through its transfer agent. There are no additional fees to you for holding your shares directly with a fund in this manner. You will receive confirmations of transactions from the fund's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the fund's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the funds at 800-822-5544 (Primary Class) or 888-425-6432 (Institutional Class, Financial Intermediary Class and Class R) regarding holding fund shares directly with a fund.

Purchasing Primary Class Shares

Prior to opening an account you should consult the section "Shareholder Eligibility" on page 31, which outlines share class eligibility requirements as well as initial and subsequent investment minimums.

You can open a regular or retirement account or a Coverdell Education Savings Account by contacting your Financial Adviser. To open an account directly with the funds call 1-800-822-5544 or visit www.leggmasonfunds.com for an account application.

Retirement accounts and plans include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Financial Adviser to discuss which type of account or plan might be appropriate for you. To view additional information regarding each type of account or plan, contact your Financial Adviser or visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Contact your Financial Adviser or the funds with any questions regarding your investment options.


When you purchase Primary Class shares, you do not pay any front-end sales charges. These shares pay ongoing fees for the distribution of their shares and for services provided to shareholders, which could, over time, cost you more than paying a front-end sales charge. See "Distribution Plan."


                           PRIMARY CLASS SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the funds.
--------------------------------------------------------------------------------
                         Through Your Financial Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your Financial Adviser can purchase shares of the funds on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. Your Financial Adviser may have different minimum investment requirements for investments in Primary Class shares than the minimum investment requirements described in this Prospectus. You should consult its program literature for further information.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Directly With The Funds
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Mail                                            Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund you want to buy and your fund account number:
                                                               Legg Mason Funds
                                                               c/o Boston Financial Data Services
                                                               P.O. Box 55214
                                                               Boston, MA 02205-8504
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Telephone or Wire                               Call the funds at 1-800-822-5544 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a service charge by your bank.
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Internet or TeleFund                            Visit www.leggmasonfunds.com or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Future First(R) Systematic Investment           Contact the funds to enroll in Legg Mason's Future First(R)
Plan                                            Systematic Investment Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. Thetransfer agent will transfer money directly from your checking or savings account or another Legg Mason fund to purchase fund shares.
----------------------------------------------- ------------------------------------------------------------------------------------

The funds must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the funds with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. It is your Financial Adviser's responsibility to transmit your order to the funds in a timely manner. If you purchase shares directly from the funds, your payment must accompany your order.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.


When you purchase shares directly from the funds and have not identified a broker-dealer that has an agreement to distribute the funds, your order will be placed through LMIS, the funds' distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see "Distribution Plan."



Purchasing Institutional Class, Financial Intermediary Class and Class R Shares

To obtain an application, please call 1-888-425-6432.

If you invest through a financial intermediary, note that you may purchase shares only in accordance with your financial intermediary's instructions and limitations. Your financial intermediary may have different minimum investment requirements for investments in Institutional Class, Financial Intermediary Class or Class R shares than the minimum investment requirements described in this Prospectus.

When you purchase shares of any class, you do not pay any front-end sales charges. However, Class R and Financial Intermediary Class shares pay ongoing fees for the distribution of their shares and for services provided to shareholders, which could, over time, cost you more than paying a front-end sales charge. See "Distribution Plan."

   INSTITUTIONAL CLASS, FINANCIAL INTERMEDIARY CLASS AND CLASS R SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                Directly With The Funds
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Wire Transfers                Wire federal funds to State Street Bank and Trust Company, the funds' custodian. Before wiring federal funds, you must first telephone the funds at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling:
                              shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

                              Funds should be wired through the Federal Reserve System to:

                                        State Street Bank and Trust Company
                                        ABA #011-000-028
                                        DDA #99046096
                                        Legg Mason [Insert name of fund and class of shares]
                                        [Insert account name and number]

                              The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.
----------------------------- ------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Contributions of Eligible     Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject in
Securities                    each case to approval by the fund's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund in question. Investors who wish to purchase fund shares through the contribution of securities should contact the funds at 1-888-425-6432 for instructions.

                              Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of a fund, has full discretion to accept or reject any appropriate securities offered as payment for shares. Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund's adviser or the fund.

                              Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See
                              "Calculation of Net Asset Value" below.)
----------------------------- ------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can purchase shares of the funds on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your financial intermediary may be subject to transaction fees or other purchase conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------

The funds must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the financial intermediary. Certain financial intermediaries may have agreements to purchase shares of the funds with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the financial intermediary could be held liable for resulting fees or losses. If you invest in the funds through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the funds in a timely manner.

Any shares purchased or received as a distribution will be credited directly to the investor's account.


The funds may be available for purchase by retirement plans, including 401(k) plans, 457 plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.


For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the funds for execution.

The funds may not be available for sale in certain states. Prospective investors should inquire as to whether a particular fund is available for sale in their state of residence.

Account Registration Changes:

Changes in registration or account privileges for accounts held directly with the funds must be made in writing. Signature guarantees are required. (See "ACCOUNT POLICIES - Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

         Legg Mason Investor Services - Institutional
         c/o Boston Financial Data Services
         P.O. Box 8037
         Boston, Massachusetts 02206-8037

[icon]  HOW TO REDEEM YOUR SHARES


                           PRIMARY CLASS SHAREHOLDERS

You can redeem your shares through any of the following methods.

--------------------------------------------------------------------------------
                         Through Your Financial Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your Financial Adviser can redeem shares of the funds on your behalf. Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult its program literature for further information.
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                Directly With The Funds
Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the fund has your bank account information on file.

Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See "ACCOUNT POLICIES - Signature Guarantee.")
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Telephone                     Call the funds at 1-800-822-5544 to request a
                              redemption. Please have the following
                              information ready when you call: the name of the
                              fund, dollar amount (or number of shares) to be
                              redeemed and your shareholder account number.
----------------------------- ------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Internet or TeleFund          Redeem shares through the Internet at www.leggmasonfunds.com or through TeleFund at 1-877-6-LMFUNDS
                              (1-877-656-3863).
----------------------------- ------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Mail                          Send a letter to the funds requesting redemption of your shares to:
                                        Legg Mason Funds
                                        c/o Boston Financial Data Services
                                        P.O. Box 55214
                                        Boston, MA 02205-8504


                              The letter should be signed by each owner of the account exactly as the account is registered.
----------------------------- ------------------------------------------------------------------------------------------------------

The funds must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the Financial Adviser. It is your Financial Adviser's responsibility to transmit your order to the funds in a timely manner.


   INSTITUTIONAL CLASS, FINANCIAL INTERMEDIARY CLASS AND CLASS R SHAREHOLDERS

You can redeem your shares through any of the following methods.


------------------------------------------------------------------------------------------------------------------------------------
                                                            Directly With The Funds
Redemptions may be initiated by telephone by calling the funds at 1-888-425-6432, but must be confirmed in writing prior to processing.

All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number; 2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the funds for further details); and 4) the name, address, and account number to which the redemption payment should be sent.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in proper form
(meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund). Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------------------------------
Mail                                     Send a letter to the funds requesting redemption of your shares to: Legg Mason Investor
                                         Services - Institutional, c/o Boston Financial Data Services, P.O. Box 8037, Boston,
                                         Massachusetts 02206-8037.
---------------------------------------- -------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------------------------------
Fax                                      Fax a request for redemption to the funds at 781-796-3326.
---------------------------------------- -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can redeem shares of the funds on your behalf. Redemptions made through your financial intermediary may be subject to transaction fees or other conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------

The funds must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to a fund on the following business day, will be effected at the net asset value determined on the day the order was received by the financial intermediary. If you invest in the funds through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the funds in a timely manner.

Additional Information about Redemptions:


The funds' service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The funds and their service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.


Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

[icon] ACCOUNT POLICIES

Calculation of Net Asset Value:


Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each class of shares' sales price, each fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

A fund's securities are valued on the basis of market quotations when they are readily available. Where a security is traded on more than one market, which may include foreign markets, the security generally is valued on the market considered by the adviser to be the primary market. When market quotations are not readily available or are considered by the adviser to be unreliable, a fund's securities are valued at fair value as determined under policies approved by the Board of Directors. Fair value methods are necessarily estimates, and the use of fair value prices may cause the net asset value of a fund's shares to differ from the net asset value that would be calculated using other methods of valuation.

A fund's foreign securities are valued as of the close of regular trading on the Exchange using the exchange rate as of 2:00 p.m. Eastern time (the exchange rate is the rate at which the securities are translated from the local currency into U.S. dollars). To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when that fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.


Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). Each fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee may be required for the following situations:

o remitting redemption proceeds to any person, address or bank account not on record.

o making changes to the account registration after the account has been opened.

o transferring shares to an account in another Legg Mason fund with a different account registration.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

If your account with a fund falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. A fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The funds will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The funds will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the funds to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Each fund reserves the right to:

o    suspend the offering of shares permanently or for a period of time;

o    change its minimum investment amounts;

o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class); and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. A fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.


Frequent Trading of Fund Shares:

Frequent trading in a fund's shares increases the fund's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of a fund's portfolio and increase the fund's costs associated with trading the fund's portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by a fund's other shareholders. The funds therefore discourage frequent purchases and redemptions by shareholders.

Each fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board of Directors has determined that the funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets.

Under the funds' frequent trading policy, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a fund detects a pattern of excessive trading. The policy provides that a fund will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" during any rolling 12-month period. However, each fund has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading, the amount of trading and the particular fund in which the trading has occurred. Additionally, each fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions a fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund's shares pursuant to the Future First (R) Systematic Investment Plan and Systematic Withdrawal Plan are not considered in determining Round Trips.


With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, a fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the funds' frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker-dealers, and mutual fund marketplaces) maintaining such account. A fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of a fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.



Although each fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

[icon]   SERVICES FOR INVESTORS


If you hold shares through a Financial Adviser, you may acquire shares of another Legg Mason fund by an exchange only if your Financial Adviser has an agreement with the fund's distributor with respect to the class of shares of the Legg Mason fund that you seek to acquire.


Below is a description of services provided to shareholders who own shares directly with the funds. You should contact your Financial Adviser to determine if it offers similar services to those listed below.

Confirmations and Account Statements:


You will receive a confirmation from the appropriate fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan and withdrawals made through the Systematic Withdrawal Plan). Primary Class shareholders will receive account statements monthly unless there has been no activity in the account. If there has been no monthly activity, Primary Class shareholders will receive a quarterly statement. Institutional Class, Financial Intermediary Class and Class R shareholders will receive account statements monthly.


Systematic Withdrawal Plan:

Primary Class shareholders who are purchasing or already own shares of a fund with a net asset value of $5,000 or more may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. Certain Institutional Class and Financial Intermediary Class shareholders with an initial net asset value of $1,000,000 or more may also be eligible to make systematic withdrawals from a fund. These shareholders should contact Legg Mason Investor Services - Institutional at 1-888-425-6432 to determine their account's eligibility. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Exchange Privilege:


Primary Class: Primary Class shares of a fund may be exchanged for Primary Class shares of any other Legg Mason fund (Legg Mason funds do not include the Legg Mason Partners Funds) and for Class A shares of the Western Asset Money Market Fund. If you choose to exchange your fund shares for shares of the Western Asset Money Market Fund, the only exchange option available to you will be to exchange back to Primary Class shares of a Legg Mason fund. You can request an exchange in writing or by telephone.

Institutional Class, Financial Intermediary Class and Class R: Institutional Class, Financial Intermediary Class and Class R shares of a fund may be exchanged for shares of the same class of any other Legg Mason fund (Legg Mason funds do not include the Legg Mason Partners Funds), provided the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax).


Important Information About Exchanges: In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of a fund's shares will be treated as a sale of the shares being redeemed of the fund from which you are exchanging, and any gain on the sale will generally be taxable.

Each fund reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.

Mailing of Shareholder Communications:

If two or more members of your household are Legg Mason fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund per the instructions below.

--------------------------------- ------------------------------------------------------------------------------------------------
Primary Class Shareholders        Call 1-800-822-5544 or write to Legg Mason Funds, c/o Boston Financial Data Services, P.O. Box
                                  55214, Boston, MA 02205-8504.
--------------------------------- ------------------------------------------------------------------------------------------------
--------------------------------- ------------------------------------------------------------------------------------------------
Institutional Class,              Call 1-888-425-6432 or write to Legg Mason Investor Services - Institutional, c/o Boston
Financial Intermediary Class and  Financial Data Services, P.O. Box 8037, Boston, MA 02206-8037.
Class R Shareholders
--------------------------------- ------------------------------------------------------------------------------------------------

[icon]  DISTRIBUTIONS AND TAXES


Each fund declares and pays dividends from any net investment income annually.


Each fund distributes substantially all its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss and net realized gains from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax.


Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from a fund's investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is "qualified dividend income" (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which a fund satisfies certain holding period and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the fund dividends are paid. Distributions of a fund's net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.


The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for a 15% maximum federal income tax rate.

As required by law, each fund will withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state, and local tax considerations.

Receiving Your Dividends and Other Distributions:

Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the funds, the following conditions apply:

o your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash.


o Primary Class shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Primary Class shares of another eligible Legg Mason fund or Class A shares of the Western Asset Money Market Fund, provided these funds are available for sale in your state.


o to change your election, you must notify the appropriate fund at least ten days before the next distribution is to be paid.

o if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

[icon]  PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in the funds' Statement of Additional Information. Each fund's complete portfolio holdings are available at http://www.leggmason.com/funds/ourfunds/portfolioholdings approximately on the next to last business day of the month following each quarter-end, and partial information concerning the funds' portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately on the 10th business day of the month following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

[icon]   FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are incorporated by reference into the funds' Statement of Additional Information (see back cover) and are included in the annual reports for these funds. For American Leading Companies Trust and Small-Cap Value Trust, the information for years prior to the fiscal year ended March 31, 2005 and prior years was audited by the funds' prior independent registered public accounting firm. The funds' annual reports are available upon request by calling toll-free 1-800-822-5544 for holders of Primary Class shares or 1-888-425-6432 for holders of Financial Intermediary Class, Institutional Class or Class R shares.

Value Trust


Primary Class:

                                                                            Years Ended March 31,
                                                ----------------------------------------------------------------------------
                                                       2007            2006           2005          2004           2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $69.14          $61.35         $57.55        $39.41          $48.23
                                                ----------------------------------------------------------------------------
Investment operations:
    Net investment loss                               (.57)A          (.55)B         (.46)B        (.31)B          (.15)A
    Net realized and unrealized gain/(loss)            3.00            8.34           4.26         18.45          (8.67)
                                                ----------------------------------------------------------------------------
    Total from investment operations                   2.43            7.79           3.80         18.14          (8.82)
                                                ----------------------------------------------------------------------------
Net asset value, end of year                         $71.57          $69.14         $61.35        $57.55          $39.41
                                                ============================================================================
    Total return                                      3.51%          12.70%          6.60%        46.03%         (18.29)%
Ratios to Average Net Assets:C
    Total expenses                                    1.70%           1.68%          1.68%         1.70%           1.72%D
    Expenses net of waivers, if any                   1.69%           1.68%          1.68%         1.70%           1.72%D
    Expenses net of all reductions                    1.69%           1.68%          1.68%         1.70%           1.72%D
    Net investment loss                              (.84)%           (.83)%         (.77)%        (.61)%          (.37)%

Supplemental Data:
    Portfolio turnover rate                           11.1%           12.7%           8.8%          3.8%           25.0%

    Net assets, end of year (in thousands)          $11,111,284     $12,117,518    $11,208,979   $10,790,770      $6,981,433
----------------------------------------------------------------------------------------------------------------------------

A   Computed using average shares outstanding.
B   Computed using SEC method.
C Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
D Interest expense incurred with respect to borrowings did not affect the expense ratio, which, excluding interest expense, was 1.72% for the year ended March 31, 2003.

Value Trust

Class R:


                                                             Period Ended
                                                             March 31, 2007
------------------------------------------------------------------------------
Net asset value, beginning of year                             $79.73
                                                     ---------------------
Investment operations:
     Net investment loss                                        (.08)A
     Net realized and unrealized loss                          (1.44)
                                                     ---------------------
     Total from investment operations                          (1.52)
                                                     ---------------------
Net asset value, end of year                                   $78.21
                                                     =====================
     Total return                                             (1.92)%D

Ratios to Average Net Assets:B
     Total expenses                                             6.25%E
     Expenses reimbursed by adviser                             5.06%E
     Expenses net of waivers, if any                            1.19%E
     Expenses net of all reductions                             1.19%E
     Net investment loss                                       (.45)%E

Supplemental Data:
     Portfolio turnover rate                                    11.1%D
     Net assets, end of year (in thousands)                      $608
--------------------------------------------------------------------------

A    Computed using average shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
C    For the period December 28, 2006  (commencement of operations) to March 31,
     2007.
D    Not annualized.
E    Annualized.

Value Trust

Financial Intermediary Class:

                                                                                 Years Ended March 31,
                                                 ---------------------------------------------------------------------
                                                      2007           2006         2005         2004           2003
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $75.07        $66.18       $61.67       $41.95        $50.97
                                                 ---------------------------------------------------------------------
Investment operations:
      Net investment income/(loss)                     (.12)A        (.10)B       (.07)B         .02B          .12A
      Net realized and unrealized gain/(loss)           3.28          8.99         4.58        19.70        (9.14)
                                                 ---------------------------------------------------------------------
      Total from investment operations                  3.16          8.89         4.51        19.72        (9.02)
                                                 ---------------------------------------------------------------------
Net asset value, end of year                          $78.23        $75.07       $66.18       $61.67        $41.95
                                                 =====================================================================
      Total return                                     4.21%        13.43%        7.31%       47.01%      (17.70)%

Ratios of Average Net Assets:C
      Total expenses                                   1.03%         1.02%        1.03%        1.03%         1.07%D
      Expenses net of waivers, if any                  1.03%         1.02%        1.03%        1.03%         1.07%D
      Expenses net of all reductions                   1.03%         1.02%        1.03%        1.03%         1.07%D
      Net investment income (loss)                    (.17)%        (.18)%       (.14)%         .04%          .27%

Supplemental Data:
      Portfolio turnover rate                          11.1%         12.7%         8.8%         3.8%         25.0%
      Net assets, end of year (in thousands)          $2,210,274 $2,047,848     $944,489     $500,241      $227,189
----------------------------------------------------------------------------------------------------------------------

A     Computed using average shares outstanding.
B     Computed using SEC method.
C Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
D Interest expense incurred with respect to borrowings did not affect the expense ratio, which, excluding interest expense, was 1.07% for the year ended March 31, 2003.

Value Trust

Institutional Class:

                                                                       Years Ended March 31,
                                            --------------------------------------------------------------------
                                               2007              2006          2005        2004          2003
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $76.30          $67.04        $62.26      $42.21        $51.12
                                            --------------------------------------------------------------------
Investment operations:
   Net investment income                         .12A            .10B          .12B        .18B          .28A
   Net realized and unrealized
    gain/(loss)                                 3.36            9.16          4.66       19.87        (9.19)
                                            --------------------------------------------------------------------
   Total from investment operations             3.48            9.26          4.78       20.05        (8.91)
                                            --------------------------------------------------------------------
Net asset value, end of year
                                              $79.78          $76.30        $67.04      $62.26        $42.21
                                            ====================================================================

   Total return                                4.56%          13.81%         7.68%      47.50%       (17.43)%
Ratios of Average Net Assets:C
   Total expenses                               .70%            .69%          .69%        .70%          .72%D
   Expenses net of waivers, if any              .70%            .69%          .69%        .70%          .72%D
   Expenses net of all reductions               .70%            .69%          .69%        .70%          .72%D
   Net investment income (loss)                 .16%            .16%          .21%        .38%          .64%
Supplemental Data:
   Portfolio turnover rate                     11.1%           12.7%          8.8%        3.8%         25.0%

   Net assets, end of year (in thousands)    $6,801,035    $6,213,811    $4,353,817   $2,928,977    $1,434,110
----------------------------------------------------------------------------------------------------------------

A  Computed using average shares outstanding.
B  Computed using SEC method.
C Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
D Interest expense incurred with respect to borrowings did not affect the expense ratio, which, excluding interest expense, was 1.07% for the year ended March 31, 2003.

Special Investment Trust

Primary Class:

                                                                         Years Ended March 31,
                                           ------------------------------------------------------------------------
                                                   2007         2006          2005            2004          2003
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $47.78       $43.93        $46.06         $29.28        $35.72
                                           ----------------------------------------------------------------------
Investment operations:
   Net investment loss                             (.54)A       (.61)         (.60)          (.51)         (.28)
   Net realized and unrealized gain/(loss)          2.25        10.23          2.16          18.51        (4.96)
                                           ----------------------------------------------------------------------
   Total from investment operations                 1.71         9.62          1.56          18.00        (5.24)
                                           ----------------------------------------------------------------------
Distributions from:
   Net realized gain on investments               (8.68)       (5.77)        (3.69)         (1.22)        (1.20)
                                           ----------------------------------------------------------------------
   Total distributions                            (8.68)       (5.77)        (3.69)         (1.22)        (1.20)
                                           ----------------------------------------------------------------------
Net asset value, end of year                      $40.81       $47.78        $43.93         $46.06        $29.28
                                           ----------------------------------------------------------------------
Total return                                       5.49%       22.79%         3.23%         61.72%      (14.84)%

Ratios to Average Net Assets:B
   Total expenses                                  1.78%        1.76%         1.76%          1.78%         1.83%
   Expenses (including interset expense)
    net of waivers, if any                         1.78%        1.76%         1.76%          1.78%         1.83%
   Expenses (including interest expense)
    net of all reductions                          1.77%        1.76%         1.76%          1.78%         1.83%
   Expenses (excluding interest expense)
    net of all reductions                          1.77%        1.76%         1.76%          1.78%         1.83%
   Net investment loss                            (1.31)%      (1.39)%       (1.37)%        (1.33)%        (.93)%

Supplemental Data:
   Portfolio turnover rate                         36.4%        37.9%         17.7%          14.7%         18.5%
   Net assets, end of year (in thousands)        $3,372,771   $3,800,486    $3,366,869   $3,375,792    $1,968,420
-------------------------------------------------------------------------------------------------------------------

A    Computed using average daily shares outstanding.
B Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers, reimbursements and/ or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/ or reimbursements. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/ or reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/ or voluntary expense waivers.

Special Investment Trust

Class R:

                                     Period
                                      Ended
                                    March 31,
                                      2007
------------------------------------------------------------------------------
Net asset value, beginning of period                        $47.76
                                                     ---------------------
Investment operations:
    Net investment loss                                      (.10)A
    Net realized and unrealized gain                         2.20
                                                     ---------------------
    Total from investment operations                         2.10
                                                     ---------------------
Net asset value, end of period                              $49.86
                                                     ---------------------
Total return                                                4.40% D
Ratios to Average Net Assets:B
    Total expenses                                          10.37%E
    Expenses net of waivers, if any                         1.22% E
    Expenses net of all reductions                          1.22% E
    Net investment loss                                     (.91)%E
Supplemental Data:
    Portfolio turnover rate                                 36.4% D
Net assets, end of period (in thousands)                     $520
--------------------------------------------------------------------------

A    Computed using average daily shares outstanding.
B Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers, reimbursements and/ or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/ or reimbursements. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/ or reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/ or voluntary expense waivers.
C    For the period December 28, 2006  (commencement of operations) to March 31,
     2007.
D    Not annualized.
E    Annualized.

Special Investment Trust

Financial Intermediary Class:

                                                                                    Years Ended March 31,
                                                                     -------------------------------------------------
                                                                        2007                2006            2005C
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                      $55.99             $50.25            $48.25
                                                                     -----------------------------------------------
Investment operations:
     Net investment loss                                                 (.27)A             (.28)             (.21)
     Net realized and unrealized gain                                     2.84              11.79              5.40
                                                                     -----------------------------------------------
     Total from investment operations                                     2.57              11.51              5.19
                                                                     -----------------------------------------------
Distributions from:
     Net realized gain on investments                                   (8.68)             (5.77)            (3.19)
                                                                     -----------------------------------------------
     Total distributions                                                (8.68)             (5.77)            (3.19)
                                                                     -----------------------------------------------
Net asset value, end of year                                            $49.88             $55.99            $50.25
                                                                     -----------------------------------------------
     Total return                                                        6.28%             23.75%            10.59%

Ratios to Average Net Assets:B
     Total expenses                                                      1.01%               .99%             1.05%
     Expenses (including interest expense) net of waivers, if any        1.00%               .99%             1.05%
     Expenses (including interest expense) net of all reductions         1.00%               .99%             1.05%
     Expenses (excluding interest expense) net of all reductions         1.00%               .99%             1.05%
     Net investment loss                                                (.54)%             (.62)%            (.66)%

Supplemental Data:
     Portfolio turnover rate                                             36.4%              37.9%             17.7%
Net assets, end of year (in thousands)                                 $64,892            $76,619           $16,987
--------------------------------------------------------------------------------------------------------------------

A    Computed using average daily shares outstanding.
B Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers, reimbursements and/ or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/ or reimbursements.
     Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/ or reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/ or voluntary expense waivers.
C    For the period July 30, 2004 (commencement of operations) to March 31, 2005.

Special Investment Trust

Institutional Class:

                                                                    Years Ended March 31,
                                              ------------------------------------------------------------
                                                   2007         2006          2005      2004        2003
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $56.29        $50.36       $51.76     $32.47     $39.05
                                              ------------------------------------------------------------
Investment operations:
     Net investment income/(loss)                  (.13)A        (.17)        (.15)      (.12)        .04
     Net realized and unrealized gain/(loss)        2.87         11.87         2.44      20.63     (5.42)
                                              ------------------------------------------------------------
     Total from investment operations               2.74         11.70         2.29      20.51     (5.38)
                                              ------------------------------------------------------------
Distributions from:
     Net realized gain on investments             (8.68)        (5.77)       (3.69)     (1.22)     (1.20)
                                              ------------------------------------------------------------
     Total distributions                          (8.68)        (5.77)       (3.69)     (1.22)     (1.20)
                                              ------------------------------------------------------------
Net asset value, end of year                      $50.35        $56.29       $50.36     $51.76     $32.47
                                              ------------------------------------------------------------
     Total return                                  6.58%        24.09%        4.30%     63.40%   (13.91)%

Ratio to Average Net Assets:B
     Total expenses                                 .73%          .72%         .73%       .75%       .78%
     Expenses (including interest expense)
        net of waivers, if any                      .72%          .71%         .73%       .75%       .78%
     Expenses (including interest expense)
        net of all reductions                       .72%          .71%         .73%       .75%       .78%
     Expenses (excluding interest expense)
        net of all reductions                       .72%          .71%         .73%       .75%       .78%
     Net investment income/(loss)                 (.27)%        (.35)%       (.33)%     (.30)%       .11%

Supplemental Data:
     Portfolio turnover rate                       36.4%         37.9%        17.7%      14.7%      18.5%
Net assets, end of year (in thousands)          $292,204      $328,071     $208,331   $179,400    $90,532
----------------------------------------------------------------------------------------------------------

A    Computed using average daily shares outstanding.
B Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers, reimbursements and/ or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/ or reimbursements.
     Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/ or reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/ or voluntary expense waivers.

American Leading Companies Trust

Primary Class:

                                                             Years Ended March 31,
                                               ------------------------------------------------------------------
                                                     2007           2006         2005         2004        2003
-----------------------------------------------------------------------------------------------------------------

                                               ------------------------------------------------------------------
Net asset value, beginning of year                  $24.59        $21.85       $19.85       $14.54      $18.13
                                               ------------------------------------------------------------------
Investment operations:
      Net investment income/(loss)                   (.06)A          .01         --- B         .01       (.01)
      Net realized and unrealized
           gain/(loss)                                1.64          2.73         2.01         5.30      (3.58)
                                               ----------------------------------------------------------------
      Total from investment operations                1.58          2.74         2.01         5.31      (3.59)
                                               ----------------------------------------------------------------
Distributions from:
      Net investment income                          (.01)        ---           (.01)       ---   B      ---
      Net realized gain on investments              (1.29)        ---            ---        ---          ---
                                               ------------------------------------------------------------------
      Total distributions                           (1.30)        ---           (.01)       ---          ---
                                               ------------------------------------------------------------------
Net asset value, end of year                        $24.87        $24.59       $21.85       $19.85      $14.54
                                               ------------------------------------------------------------------
Total return                                         6.68%        12.54%       10.12%       36.54%    (19.80)%
Ratios to Average Net Assets:C
      Total expenses                                 1.85%         1.86%        1.88%        1.90%       1.92%
      Expenses net of waivers, if any                1.85%         1.86%        1.88%        1.90%       1.92%
      Expenses net of all reductions                 1.85%         1.86%        1.88%        1.90%       1.92%
      Net investment income (loss)                  (.23)%          .04%       (.01)%         .05%      (.05)%
Supplemental Data:
      Portfolio turnover rate                        19.0%         14.3%        19.4%        19.6%       19.0%
      Net assets, end of year (in thousands)     $ 765,000      $ 757,630    $ 654,019    $585,295    $ 410,331
-----------------------------------------------------------------------------------------------------------------

A     Computed using average daily shares outstanding.
B     Amount represents less than $.01 per share.
C Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

American Leading Companies Trust

Institutional Class:

                                                                                Years Ended March 31,
                                             ---------------------------------------------------------------------------------------
                                                2007                  2006                 2005                2004         2003
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year             $25.33               $22.34               $20.28             $14.83          $18.27
                                             ---------------------------------------------------------------------------------------
Investment operations:
       Net investment income                      .23A                 .22                  .21                .20           .15
       Net realized and unrealized gain/(loss    1.67                 2.82                 2.06               5.42          (3.59)
                                             ---------------------------------------------------------------------------------------
       Total from investment operations          1.90                 3.04                 2.27               5.62          (3.44)
                                             ---------------------------------------------------------------------------------------
Distributions from:
       Net investment income                    (.08)                (.05)                (.21)              (.17)            ---
       Net realized gain on investments        (1.29)                 ---                  ---                 ---            ---
                                             --------------------------------------------------------------------------------------
       Total distributions                     (1.37)                (.05)                (.21)              (.17)            ---
                                             ---------------------------------------------------------------------------------------
Net asset value, end of year                   $25.86               $25.33               $22.34             $20.28          $14.83
                                             ---------------------------------------------------------------------------------------
Total return                                    7.77%               13.63%               11.21%             37.96%        (18.83)%
Ratios to Average Net Assets:B
       Total expenses                            .82%                 .84%                 .90%               .85%            .87%
       Expenses net of waivers, if any           .82%                 .84%                 .90%               .85%            .87%
       Expenses net of all reductions            .82%                 .84%                 .90%               .85%            .87%
       Net investment income                     .90%                1.09%                 .99%              1.14%           1.02%
Supplemental Data:
       Portfolio turnover rate                  19.0%                14.3%                19.4%              19.6%           19.0%
       Net assets, end of year (in thousands)  $72,546               $41,476              $21,386           $16,996         $8,729
------------------------------------------------------------------------------------------------------------------------------------

A      Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

U.S. Small-Capitalization Value Trust

Primary Class:

                                                            Years Ended March 31,
                                                ------------------------------------------------------------------------
                                                   2007                  2006           2005        2004        2003
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $14.51              $14.43         $14.52      $8.93      $11.73
                                                ------------------------------------------------------------------------
Investment operations:
     Net investment loss                            (.02)A              (.06)          (.05)      (.07)       (.06)
     Net realized and unrealized gain/(loss)          .98                1.77           1.38       5.75      (2.74)
                                                ------------------------------------------------------------------------
     Total from investment operations                 .96                1.71           1.33       5.68      (2.80)
                                                ------------------------------------------------------------------------
Distributions from:
     Net realized gain on investments              (1.74)              (1.63)         (1.42)      (.09)      ---
                                                ------------------------------------------------------------------------
     Total distributions                           (1.74)              (1.63)         (1.42)      (.09)      ---
                                                ------------------------------------------------------------------------
Net asset value, end of year                       $13.73              $14.51         $14.43     $14.52       $8.93
                                                ------------------------------------------------------------------------
Total return                                        7.00%              12.63%          9.67%     63.71%     (23.87)%
Ratios to Average Net Assets:B
     Total expenses                                 2.04%               2.01%          2.00%      2.05%       2.13%
     Expenses net of waivers, if any                2.00%               2.00%          2.00%      2.00%       2.00%
     Expenses net of all reductions                 2.00%               2.00%          2.00%      2.00%       2.00%
     Net investment loss                           (.15)%              (.40)%         (.39)%     (.61)%      (.52)%
Supplemental Data:
     Portfolio turnover rate                        28.9%               30.9%          46.7%      44.3%       61.0%
     Net assets, end of year (in thousands)     $ 207,926              $232,061       $242,719   $226,351    $144,447
------------------------------------------------------------------------------------------------------------------------

A    Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

U.S. Small-Capitalization Value Trust

Institutional Class:

                                                          Years Ended March 31,
                                            ---------------------------------------------------------------------
                                               2007            2006            2005         2004           2003
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $15.99          $15.59          $15.39        $9.36        $ 12.16
                                            ---------------------------------------------------------------------
Investment operations:
     Net investment income                       .13A         ---   C            .09          .05            .05
     Net realized and unrealized
        gain(loss)                              1.10            2.03            1.53         6.07         (2.85)
                                            ---------------------------------------------------------------------
     Total from investment
        operations                              1.23            2.03            1.62         6.12         (2.80)
                                            ---------------------------------------------------------------------
Distributions from:
     Net realized gain
        on investments                        (1.74)          (1.63)          (1.42)        (.09)         ---
                                            ---------------------------------------------------------------------
     Total distributions                      (1.74)          (1.63)          (1.42)        (.09)         ---
                                            ---------------------------------------------------------------------
Net asset value, end of year                  $15.48          $15.99          $15.59      $ 15.39          $9.36
                                            ---------------------------------------------------------------------
Total return                                   8.09%          13.81%          11.06%       65.49%       (23.03)%
Ratios to Average Net Assets:B
     Total expenses                            1.00%            .98%            .93%         .98%          1.05%
     Expenses net of waivers, if any           1.00%            .98%            .93%         .98%          1.00%
     Expenses net of all reductions            1.00%            .98%            .93%         .98%          1.00%
     Net investment income                      .85%            .66%            .69%         .41%           .50%
Supplemental Data:
     Portfolio turnover rate                   28.9%           30.9%           46.7%        44.3%          61.0%
     Net assets, end of year (in thousands) $33,894          $35,997         $ 14,349     $10,351         $5,589
-----------------------------------------------------------------------------------------------------------------

A    Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
C    Amount represents less than $.01 per share.

                       THIS PAGE INTENTIONALLY LEFT BLANK

LEGG MASON FUNDS PRIVACY POLICY



We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.


From time to time, we may collect a variety of personal information about you, including:

o information we receive from you on applications and forms, via the telephone, and through our websites;

o information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

o    information we receive from consumer reporting agencies.


We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.


With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.



                    [This page is not part of the Prospectus]

LEGG MASON EQUITY FUNDS

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about each fund and its policies. The SAI is available free of charge at the Legg Mason Funds' websites listed below.

Annual and Semi-Annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. These reports are available free of charge at the Legg Mason Funds' websites listed below.



To request the SAI or any reports to shareholders, or to obtain more information:

      Primary Class                  Institutional Class, Financial Intermediary
      Shareholders                        Class and Class R Shareholders
     Legg Mason Funds               Legg Mason Investor Services - Institutional
c/o Boston Financial Data Services        c/o Boston Financial Data Services
      P.O. Box 55214                               P.O. Box 8037
Boston, Massachusetts 02205-8504          Boston, Massachusetts 02206-8037
     1-800-822-5544                                1-888-425-6432
   www.leggmasonfunds.com                   www.lminstitutionalfunds.com




Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


LMF-001 08/2007
KC SKU#540055   Investment Company Act File Numbers:811-3380; 811-4451; 811-7692

                             LEGG MASON EQUITY FUNDS


LEGG MASON VALUE TRUST, INC.
LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON INVESTORS TRUST, INC.:
     Legg Mason American Leading Companies Trust
     Legg Mason U.S. Small-Capitalization Value Trust


           PRIMARY CLASS SHARES, INSTITUTIONAL CLASS SHARES, FINANCIAL
                  INTERMEDIARY CLASS SHARES and CLASS R SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2007



         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the funds' Prospectus dated August 1, 2007, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The funds' financial statements, notes thereto and the reports of their independent registered public accounting firm are incorporated by reference from the funds' annual reports to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual reports may be obtained without charge from the funds' distributor, Legg Mason Investor Services, LLC ("LMIS"), by calling 1-800-822-5544 (Primary Class shares) or 1-888-425-6432
(Institutional Class, Financial Intermediary Class and Class R shares).




                        Legg Mason Investor Services, LLC



                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS
                                                                          Page


DESCRIPTION OF THE FUNDS...................................................1

FUND POLICIES..............................................................1

INVESTMENT STRATEGIES AND RISKS............................................3

ADDITIONAL RISK DISCLOSURE................................................23

ADDITIONAL TAX INFORMATION................................................24

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................28

VALUATION OF FUND SHARES..................................................30

TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES ......................33

MANAGEMENT OF THE FUNDS...................................................35

THE FUNDS' INVESTMENT ADVISER/MANAGER/ADMINISTRATOR ......................45

PORTFOLIO TRANSACTIONS AND BROKERAGE......................................52

THE FUNDS' DISTRIBUTOR....................................................55

CAPITAL STOCK INFORMATION.................................................58

THE CORPORATIONS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT....58

THE CORPORATIONS' LEGAL COUNSEL...........................................59

THE CORPORATIONS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........59

FINANCIAL STATEMENTS......................................................59

RATINGS OF SECURITIES....................................................A-1

PROXY VOTING POLICIES....................................................B-1




         No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectus and this SAI do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                            DESCRIPTION OF THE FUNDS


         Legg Mason Value Trust, Inc. ("Value Trust"), Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and Legg Mason Investors Trust, Inc. ("Investors Trust"), each a separate corporation ("Corporation"), are diversified open-end management investment companies that were incorporated in Maryland on January 20, 1982, October 31, 1985, and May 5, 1993, respectively. Legg Mason American Leading Companies Trust ("American Leading Companies") and Legg Mason U.S. Small-Capitalization Value Trust ("Small-Cap Value Trust") are separate series of Investors Trust.


                                  FUND POLICIES

         The following information supplements the information concerning each fund's investment objective, policies and limitations found in the Prospectus.


         Value Trust's investment objective is to seek long-term growth of capital. Special Investment Trust's investment objective is to seek capital appreciation. American Leading Companies' investment objective is to seek long-term capital appreciation and current income consistent with prudent investment risk. Small-Cap Value Trust's investment objective is to seek long-term capital appreciation. The investment objective of each fund is non-fundamental and may be changed by each Corporation's Board of Directors ("Board of Directors") without shareholder approval upon 60 days' prior written notice to shareholders.


         Each fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1. Borrowing: Each fund may not borrow money, except (1) in an amount not exceeding 33-1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Underwriting: Each fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Loans: Each fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Senior Securities: Each fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Real Estate: Each fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. Commodities: Each fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. Concentration: Each fund may not make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

         Although not a part of each fund's fundamental investment restriction on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

         The foregoing fundamental investment limitations may be changed only by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         Each fund is diversified under the 1940 Act. Although not a part of each fund's fundamental investment restrictions, the 1940 Act currently states that a fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the fund's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. Each fund may only change to non-diversified status with the affirmative vote of the fund's shareholders.

         For purposes of the diversification requirement described above, a fund will treat both the corporate borrower and the financial intermediary as issuers of a loan participation interest. Investments by the fund in collateralized mortgage obligations that are deemed to be investment companies under the 1940 Act will be included in the limitation on investments in other investment companies described below under "Investment Strategies and Risks--Investment Companies."

         Unless otherwise stated, each fund's investment policies and limitations are non-fundamental and may be changed by the Board of Directors without shareholder approval. The following are some of the non-fundamental investment limitations that each fund currently observes:

1. Borrowing: Each fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. Illiquid Securities: Each fund may invest up to 15% of its net assets in illiquid securities.

3. Short Sales: Each fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent a fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

4. Margin Purchases: Each fund may not purchase securities on margin, except that (1) each fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) each fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

         In addition, as a non-fundamental limitation, American Leading Companies may not purchase or sell interest rate and currency futures contracts, options on currencies, securities, and securities indices and options on interest rate and currency futures contracts, provided, however, that the fund may sell covered call options on securities and may purchase options to the extent necessary to close out its position in one or more call options.


         American Leading Companies intends to, under normal circumstances, invest at least 80% of its net assets in common stocks of Leading Companies (as that term is defined in the Prospectus) that are tied economically to the United States.


         Small-Cap Value Trust intends to, under normal circumstances, invest at least 80% of its net assets in equity securities of domestic small-capitalization value companies.


         Each of American Leading Companies and Small-Cap Value Trust may not change its policy to invest at least 80% of its net assets in the type of securities suggested by its name unless it provides shareholders with at least 60 days' prior written notice of such change. For purposes of these limitations only, net assets include the amount of any borrowing for investment purposes.

         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. Each fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.


                         INVESTMENT STRATEGIES AND RISKS

The following information applies to all of the funds unless otherwise indicated:

         This section supplements the information in the Prospectus concerning the investments the funds may make and the techniques they may use. Each fund, unless otherwise stated, may employ a variety of investment strategies, including:

Exposure to Foreign Markets

         Each fund may invest in the securities of foreign issuers, foreign currencies, and securities of issuers with substantial foreign operations (collectively, "foreign investments"). Foreign investments present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

         The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return can be earned thereon. The inability of a fund to make intended investments due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since each fund may invest in securities denominated in currencies other than the U.S. dollar and since each fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of each fund's shares, and also may affect the value of dividends and interest earned by that fund and gains and losses realized by that fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.


         In addition to purchasing foreign investments, each fund may invest in American Depositary Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of each fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Each fund may also invest in Global Depositary Receipts ("GDRs"), which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.

         Although not a fundamental policy subject to shareholder vote, Legg Mason Capital Management, Inc. ("LMCM"), currently anticipates that Value Trust and Special Investment Trust will each invest no more than 25% of its total assets in foreign securities, and that American Leading Companies will invest no more than 20% of its net assets in foreign securities. Small-Cap Value Trust does not currently intend to invest in foreign securities.


         Each fund (except Small-Cap Value Trust) may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment are greater for investments in emerging markets.

         Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

         Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

         To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. In such a case, a fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

         Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

         The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

         Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

         Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in the value of the portfolio security or, if a fund has entered into a contract to sell the security, in possible liability to the purchaser.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's portfolio securities in such markets may not be readily available.

Illiquid Investments and Restricted Securities

         Each fund may invest up to 15% of its net assets in illiquid investments. For this purpose, "illiquid investments" are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below), and restricted investments other than those the adviser to a fund has determined are liquid pursuant to guidelines established by the fund's Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter ("OTC") options and their underlying collateral. Due to the absence of an active trading market, a fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A. A fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The investment adviser to a fund, acting pursuant to guidelines established by the fund's Board of Directors, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in a fund's portfolio may adversely affect the fund's liquidity.

         The assets used as cover for OTC options written by a fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Debt Securities

         Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

         Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a fund, the fund's adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments that it believes may affect individual issuers.

         The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.


         Generally, debt securities rated below BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or below Baa by Moody's Investors Service, Inc. ("Moody's"), and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities. If an investment grade security purchased by a fund is subsequently given a rating below investment grade, the fund's adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it. The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A.


         Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower-rated debt securities are commonly referred to as "junk bonds."

         The market for lower-rated debt securities has expanded rapidly in recent years. This growth paralleled a long economic expansion. In recent times, however, the prices of many lower-rated debt securities has declined and the ratings of many initially higher-rated debt securities have fallen, indicating concerns that issuers of such securities might experience or are experiencing financial difficulties. At such times, the yields on lower-rated debt securities may rise dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuer's financial restructuring or default.

         The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

         In addition to ratings assigned to individual bond issues, each adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by each fund's adviser to determine, to the extent possible, that the planned investment is sound.


         If one rating agency has rated a security A or better and another agency has rated it below A, the fund's adviser may rely on the higher rating in determining to purchase or retain the security. Bonds rated A may be given a "+" or "-" by a rating agency. Bonds denominated A, A+ or A- are considered to be included in the rating A.


Preferred Stock

         Each fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange value.

         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality. American Leading Companies does not intend to purchase any convertible securities rated below BB by S&P or below Ba by Moody's or, if unrated, deemed by the fund's adviser to be of comparable quality. Moody's describes securities rated Ba as having "speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class."

When-Issued Securities

         Each fund may enter into commitments to purchase securities on a when-issued basis. When a fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the fund until they are delivered. This is normally seven to 15 days later, but could be longer. Use of this practice would have a leveraging effect on a fund.

         American Leading Companies does not currently expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 5% of its net assets.

         When a fund commits to purchase a when-issued security, it will segregate cash or appropriate liquid securities in an amount at least equal in value to that fund's commitments to purchase when-issued securities.

         A fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

Indexed Securities

         Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities do not include mutual funds, exchange-traded funds, or other pooled investment vehicles that make investments designed to track the performance of a particular market index or other indicator. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer's creditworthiness deteriorates. The value of some indexed securities varies according to a multiple of the underlying securities, and so will be more volatile than the underlying investments and may have a leverage like effect on the fund. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. The U.S. Treasury issues securities whose principal value is indexed to the Consumer Price Index (also known as "Treasury Inflation-Indexed Securities"). A fund will purchase indexed securities only of issuers that its adviser determines present minimal credit risks and will monitor the issuer's creditworthiness during the time the indexed security is held. The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of each fund's investment allocations, depending on the individual characteristics of the securities. Each fund currently does not intend to invest more than 5% of its net assets in indexed securities. Indexed securities may fluctuate according to a multiple of changes in the underlying instrument or index and, in that respect, have a leverage-like effect on a fund.

Senior Securities

         The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. Each fund may borrow from banks, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. Each fund's non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of that fund at the time the borrowing is made, is not deemed to be an issuance of a senior security.


         There are various investment techniques that may give rise to an obligation of a fund to make a future payment about which the SEC has stated it would not raise senior security concerns, provided the fund complies with SEC guidance regarding cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, forward contracts and repurchase agreements. The funds are permitted to engage in these techniques.


Small and Mid-Sized Company Stocks


         The advisers for each fund believe that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. Investing in the securities of smaller companies involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

         It is anticipated that some of the portfolio securities of the funds may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, each fund will not invest more than 15% of their respective net assets in illiquid securities.


         Investments in securities of companies with small and mid-sized market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small and mid-sized company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small and mid-cap company stocks may decline in price as the prices of large company stocks rise or vice versa.

The following information applies to Value Trust, Special Investment Trust and Small-Cap Value Trust. (Small-Cap Value Trust does not currently intend to invest in futures and options.)

Options, Futures and Other Strategies

         GENERAL. Each fund may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its income or yield or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage a fund's foreign currency exposure (including exposure to the euro) as well as other risks of a fund's investments that can affect its net asset value. A fund's adviser may determine not to hedge particular risks, and a fund may be completely unhedged at any point in time. Each fund may utilize futures contracts and options to a limited extent. Specifically, a fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a fund may not enter into futures contracts or related options if, as a result, more than 20% of the fund's total assets would be so invested.

         Generally, each fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each fund is authorized to invest in foreign securities, each fund may purchase and sell foreign currency and euro derivatives. However, a fund will only invest in foreign currency derivatives in connection with the fund's investment in securities denominated in that currency.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a fund's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

         In addition to the instruments, strategies and risks described below, the advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with a fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The funds' Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon an adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to increase return or reduce risk.

(2) When Financial Instruments are used for hedging purposes, there might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, a fund might be required to maintain segregated assets as "cover" or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5) A fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.


         COVER. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on the fund's books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.


         Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for cover or segregation could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a fund would suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         Each fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that a fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in a fund's net asset value being more sensitive to changes in the value of the related instrument. Each fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

         Each fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by a fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund's exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

         RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as the call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Assets used as cover for OTC options may be considered illiquid as described under "Illiquid Investments and Restricted Securities."

         Generally, OTC foreign currency options used by each fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures strategies can be used to manage the average duration of a fund's fixed-income portfolio. If an adviser wishes to shorten the average duration of a fund's fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If an adviser wishes to lengthen the average duration of a fund's fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by an adviser may still not result in a successful transaction. An adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

                                    * * * * *

         To the extent that a fund enters into futures contracts, options on futures contracts and/or options on foreign currencies traded on a CFTC-regulated exchange, in each case in which such transactions are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. Each fund may use options and futures contracts on foreign currencies (including the euro), as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which that fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         Each fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund's adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.


         Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         FORWARD CURRENCY CONTRACTS. Each fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.


         Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

         Each fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Each fund will deal only with banks, broker-dealers or other financial institutions that the adviser deems to be of high quality and to present minimum credit risk. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities each fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Successful use of forward currency contracts depends on an adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a fund's exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund's adviser anticipates. There is no assurance that an adviser's use of forward currency contracts will be advantageous to the fund or that the adviser will hedge at an appropriate time.

         Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

         COMBINED POSITIONS. Each fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         TURNOVER. Each fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         SWAPS, CAPS, FLOORS AND COLLARS. Each fund may enter into swaps, caps, floors and collars to attempt to increase the fund's return, to attempt to preserve a return or a spread on a particular investment or portion of its portfolio, or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield because, and to the extent, these agreements affect the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which a fund enters into swaps, caps, floors or collars will be monitored by its adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the fund's custodian that satisfies the requirements of the 1940 Act. A fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The advisers and the funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a fund's borrowing or the restriction on senior securities. Each fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid investments. See "Illiquid Investments and Restricted Securities."

The following information applies to all funds unless otherwise indicated:

Repurchase Agreements

         When cash is temporarily available, or for temporary defensive purposes, each fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The funds will enter into repurchase agreements only with financial institutions determined by each fund's adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for a term of one week or less but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. A fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a fund could be delayed or limited. However, each fund's adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

         When a fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for that fund by a custodian bank or an approved securities depository or book-entry system.

         In determining its status as a diversified fund, each fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Securities Lending


         Each fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund's custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. Each fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. Each fund presently does not intend to lend more than 5% of its portfolio securities at any given time.


Municipal Obligations

         Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. A fund may invest no more than 5% of its net assets in municipal obligations (including participation interests). Municipal obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Private activity bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

Zero Coupon and Pay-in-Kind Bonds

         Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. A fund may invest no more than 5% of its net assets in either zero coupon bonds or pay-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, a fund holding those bonds is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, a fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Direct Investment in Mortgages

         Mortgage-related securities include investments made directly in mortgages secured by real estate. When a fund makes a direct investment in mortgages, the fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the fund. Direct investments in mortgages are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the purchaser for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. A fund will invest in such mortgages only if its adviser has determined through an examination of the mortgage loans and their originators that the purchase of the mortgages should not present a significant risk of loss to the fund. Investments in whole loans may be illiquid. Whole loans also may present a greater risk of prepayment because the mortgages so acquired are not diversified as are interests in larger pools.

Floating and Variable Rate Obligations

         Fixed-income securities may be offered in the form of floating and variable rate obligations. A fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

         A fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of a fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board of Directors determines otherwise. Each fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

Securities of Other Investment Companies

         The funds may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

         In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for that fund. If a fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, a fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers' portfolio securities.

         The funds may also invest in the securities of private investment companies, including "hedge funds and private equity funds." As with investments in other investment companies, if a fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for a fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for a fund's investment in these companies typically will have to be determined under policies approved by the Board of Directors.

         The 1940 Act provides that the funds may not purchase or otherwise acquire the securities of other registered investment companies (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund's total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund's total assets. Certain exceptions may be available from these limits such as when the fund invests in an exchange-traded fund or a money market fund.


         The funds will invest in the securities of other investment companies, including private investment companies, when, in the adviser's judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.


         As a non-fundamental policy, Value Trust and American Leading Companies will not rely on the exemptions contained in sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act to invest in the shares of other investment companies in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act.


Securities of Exchange-Traded Funds

         The funds may invest in the securities of exchange-traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the "Underlying Assets"). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities, and other financial instruments generally, and other market factors.

         The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.


         If an ETF is a registered investment company (as defined in the 1940
Act), the limitations applicable to a fund's ability to purchase securities issued by other investment companies will apply.

                           ADDITIONAL RISK DISCLOSURE

Investments by Affiliated Funds of Funds in the Fund (Value Trust and American Leading Companies only)

         Certain investment companies which are affiliated with the funds because they are managed by an investment advisory affiliate of LMCM may invest in the funds. These investment companies are referred to as "funds of funds" because they invest primarily in other investment companies.

         From time to time, a fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the fund. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the fund's performance. Redemptions of fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the fund and might increase brokerage and/or other transaction costs.

         LMCM may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, LMCM may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the funds) than would be permitted for an unaffiliated investor. LMCM has committed to the Board of Directors that it will resolve any potential conflict in the best interests of the shareholders of the fund in accordance with its fiduciary duty to the fund. As necessary, LMCM will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in the fund by 529 plans.


                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

General

         For federal tax purposes, each fund is treated as a separate corporation. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

         By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If any fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is "qualified dividend income," (as described in the Prospectus) is taxable as net capital gain, at a maximum federal income tax rate of 15%) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and Other Distributions and Redemption of Shares

         Dividends and other distributions a fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from each fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for
(1) the 15% maximum rate of federal income tax applicable to "qualified dividend income" that individual shareholders receive in taxable years beginning before January 1, 2011 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate for any fund may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends a fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. A fund's distributions of net capital gain ("capital gain distributions") do not qualify for the dividends-received deduction.

         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Capital gain distributions a fund makes that are attributable to any net capital gain it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her fund shares held for more than one year will qualify for that maximum rate.

Foreign Securities

         FOREIGN TAXES. Dividends and interest a fund receives, and gains it realizes, from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         PASSIVE FOREIGN INVESTMENT COMPANIES. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate applicable to individuals' "qualified dividend income."

         If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


         Each fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock a fund included in income for prior taxable years under the election. A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.


         FOREIGN CURRENCIES. Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders, as ordinary income, rather than affecting the amount of its net capital gain.

Options, Futures and Foreign Currency Contracts


         The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies - will be treated as qualifying income under the Income Requirement.


         Some futures, foreign currency contracts and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of its taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to it. A fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

Other

         If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any funds' transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount and Pay-In-Kind Securities

         Each fund may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, a fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

Future First (R) Systematic Investment Plan

         The Future First(R) Systematic Investment Plan ("Future First") is available to those Primary Class shareholders who own shares directly with the funds. You should contact your financial adviser to determine if it offers similar services.

         If you invest in Primary Class shares, the Prospectus explains that you may buy additional shares through Future First. Under this plan you may arrange for automatic monthly investments in Primary Class shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each fund's transfer agent, to transfer funds each month from your checking/savings account, or another Legg Mason fund to be used to buy additional shares. The appropriate fund will send you an account statement monthly. The transfer will also be reflected on your regular checking account statement. You may terminate Future First at any time without charge or penalty.

Systematic Withdrawal Plan

         The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the funds, excluding those shares held in individual retirement accounts ("IRAs") or Coverdell Education Savings Accounts ("Coverdell ESAs"). You should contact your financial adviser to determine if it offers a similar service.

Primary Class Shareholders

         Primary Class shareholders having an account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the funds' transfer agent -- fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account -- redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the appropriate fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the funds. Each fund, its transfer agent, and LMIS also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Institutional and Financial Intermediary Class Shareholders


         Certain shareholders of a fund's Institutional Class or Financial Intermediary Class shares with an initial net asset value of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services - Institutional. Each fund, its transfer agent, and Legg Mason Investor Services - Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.


In General

         The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

         Redemptions will be made at the net asset value per share determined as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. No fund will knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, Primary Class shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under Future First.


Class R Shares

         As stated in the Prospectus, Class R shares of Value Trust and Special Investment Trust are generally available only to Retirement Plans with accounts held on the books of the fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary). Notwithstanding this provision, the fund's adviser or an affiliate may also purchase Class R shares.


Other Information Regarding Redemptions


         Each fund reserves the right to modify or terminate the telephone, electronic or other redemption services, as applicable to that fund, described in the Prospectus and this SAI at any time.


         The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by a fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets a fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of a fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Foreign securities markets may be open for trading on days when the funds are not open for business. The net asset value of fund shares may be significantly affected on days when investors do not have access to their respective fund to purchase and redeem shares.

         Clients of certain financial intermediaries that maintain omnibus accounts with the funds' transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

         Each fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing that fund's net asset value per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. Each fund does not redeem "in-kind" under normal circumstances, but would do so where its adviser determines that it would be in the best interests of that fund's shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.


Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

         The funds have authorized one or more financial services institutions to receive on their behalf purchase and redemption orders. Such financial services institutions are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on a fund's behalf. A fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution's authorized designee, receives the order. Orders will be priced at that fund's net asset value next computed after they are received by an authorized trust company or the financial services institution's authorized designee and accepted by that fund.


Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary

         You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with the distributor or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of particular fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.

         You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

                            VALUATION OF FUND SHARES


         Pricing of a fund shares will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board of Directors.

         Equity securities traded on national securities exchanges are normally valued at the last quoted sales price, except securities traded on The Nasdaq Stock Market, Inc. ("Nasdaq") which are normally valued in accordance with the Nasdaq Official Closing Price. Over the counter securities are normally valued at the mean between the latest bid and asked prices. Fixed income securities are normally valued at the bid price. Premiums received on the sale of put and call options are included in the net asset value of each class, and the current market value of options sold by the fund will be subtracted from the net assets of each class.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such significant events can include changes in the price levels of securities markets, including the United States securities markets, occurring after the close of the foreign securities markets on which the securities trade. The use of fair value pricing by the fund is intended to eliminate pricing inaccuracies which can occur based on significant events occurring between the time of the closing of a foreign market on which securities trade and the time when the net asset value of the fund is calculated.


Disclosure of Portfolio Holdings

         Each Board of Directors has adopted the following policy with respect to the disclosure of each fund's portfolio holdings. Each Board of Directors believes the policy is in the best interests of the funds and their shareholders and that it strikes an appropriate balance between the desire of investors for information about the funds' portfolio holdings and the need to protect the funds from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by each Board of Directors upon the recommendations of the funds' investment advisers. Each Board of Directors will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.

         Policy. Except as described below, no portfolio holdings information of a fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.

         Public Disclosure of Portfolio Holdings. Each fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds' website at www.leggmasonfunds.com. Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the funds' fiscal year. Each of the Corporation's reports and their Form N-Q filings are available at the website of the SEC at http://www.sec.gov.


         Complete portfolio holdings information as of quarter-end may be provided to shareholders and other persons no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.


         Partial information concerning each fund's portfolio holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter or month end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.

         Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the funds' policy.


         Non-Public Dissemination of Portfolio Holdings Information. From time to time it may be necessary to disclose portfolio holdings that are not publicly available, to certain third parties. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by each fund in connection with the services being provided to it by the third party which receives the non-public information. The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to each fund may result in sales of fund shares.


         At the present time, the Corporation's have ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

     Service Providers:

     State Street Bank and Trust Company - Information is provided daily with no time lag.

     PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.


     Kirkpatrick & Lockhart Preston Gates Ellis LLP - Information is provided with Board of Directors materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.


     Institutional Shareholder Services - Information is provided daily with no time lag.

     Other Third Parties:

     Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.


     FactSet Research Systems, Inc. - Information is provided daily with no time lag.

     Mellon Analytical Solutions - Information is provided monthly with a time lag of 3 business days.


         In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

         Additionally, each fund may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the fund. In such a case, a fund does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker dealer whom the adviser believed was misusing the disclosed information.

         Each Board of Directors, officers, and certain LMIS employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to each fund's portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.


         Each fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to each fund's portfolio holdings or derived from each fund's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds' website or in other published form, so long as the Chief Legal Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably be seen to give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.


1. A small number of portfolio holdings (including information that a fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2. General information about the portfolio holdings that cannot be used to determine the fund's portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

         The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

               TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES

         Investors may invest in Primary Class shares of a fund through IRAs, simplified employee pension plans ("SEPs"), savings incentive match plans for employees ("SIMPLES"), other qualified retirement plans and Coverdell ESAs (collectively, "qualified plans"). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

Individual Retirement Account - IRA

         TRADITIONAL IRA. Certain Primary Class shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse's combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

         ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain "modified adjusted gross income" (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension Plan - SEP

         LMIS makes available to corporate and other employers a SEP for investment in Primary Class shares of a fund.

Savings Incentive Match Plan for Employees - SIMPLE

         An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee's salary or a 2% non-elective contribution.

Coverdell Education Savings Account - Coverdell ESA

         A Coverdell ESA provides a vehicle for saving for a child's education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

         For further information regarding any of the above qualified plans, including MAGI limitations, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544.

Withholding

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

                             MANAGEMENT OF THE FUNDS


         Under applicable law, each Board of Directors is responsible for management of its respective Corporation and provides broad oversight over its affairs. Each Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Board of Directors.


         The standing committees of each Board of Directors include an Audit Committee, a Nominating Committee and an Independent Directors Committee. All directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, are members of all three committees.


         The Audit Committee of each Board of Directors meets at least twice a year with each Corporation's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Corporation, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee of each Board of Directors meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on each Board of Directors, and to evaluate the performance of directors. The selection and nomination of candidates to serve as independent directors to the fund is committed to the discretion of the funds' current directors who are not interested persons of a Corporation ("Independent Directors"). The Independent Directors Committee of each Board of Directors considers matters related to fund operations and oversees issues related to the independent directors. During the last fiscal year, the Audit Committee of each Board of Directors met five times, the Nominating Committee of each Board of Directors did not meet and the Independent Directors Committee of each Board of Directors met six times.


         The tables below provide information about each Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.

INDEPENDENT DIRECTORS:



                        Term of                 Number of Funds
   Name,               Office and                 in Fund
(Year of Birth) and   Length of Time               Complex                        Other           Principal Occupation(s)
Position with Trust    Served (1)                  Overseen                 Directorships Held    During the Past Five Years
-------------------    ----------                  --------                 ------------------    --------------------------

Hearn, Ruby P.         Since 2004                     16                          None            Senior Vice President Emerita
(1940)                                                                                            of The Robert Wood Johnson
Director                                                                                          Foundation (non-profit) since
                                                                                                  2001. Formerly:  Senior Vice
                                                                                                  President of The Robert Wood
                                                                                                  Johnson Foundation (1996-2001).

Lehman, Arnold L.      Value Trust                    16                          None            Director of the Brooklyn Museum
(1944)                 since 1982;                                                                since 1997; Trustee of American
Lead Independent      Special Investment                                                          Federation of Arts since 1998.
Director              Trust since 1985;                                                           Formerly: Director of The
                      and Investors                                                               Baltimore Museum of Art
                      Trust since 1993.                                                           (1979-1997).


                                                35



Masters, Robin J.W.    Since 2002                     16                   Director of Cheyne     Retired. Formerly: Chief
(1955)                                                                    Capital International   Investment Officer of ACE
Director                                                                  Limited (investment     Limited (insurance)(1986-2000).
                                                                             advisory firm.)

McGovern, Jill E.     Value Trust and                 16                          None            Senior Consultant, American
(1944)                Special Investment                                                          Institute for Contemporary German
Director              Trust since 1989;                                                           Studies (AICGS) since 2007.
                      and Investors                                                               Formerly: Chief Executive Officer
                      Trust since 1993.                                                           of The Marrow Foundation (non-
                                                                                                  profit) (1993-2007); Executive
                                                                                                  Director of the Baltimore
                                                                                                  International Festival (1991-
                                                                                                  1993); Senior Assistant to the
                                                                                                  President of The Johns Hopkins
                                                                                                  University (1986-1990).

Mehlman, Arthur S.      Since 2002                  Director/             Director of Municipal   Retired. Formerly: Partner, KPMG
(1942)                                      Trustee of all Legg Mason     Mortgage & Equity, LLC. LLP (international accounting
Director                                      funds consisting of 16                              firm) (1972-2002).
                                                   portfolios;
                                             Director/Trustee of the
                                             Royce Family of Funds
                                               consisting of 25
                                                   portfolios.

O'Brien, G. Peter       Since 1999                 Director/              Director of Technology   Retired. Trustee Emeritus of
(1945)                                     Trustee of all Legg Mason      Investment Capital Corp  Colgate University; Board Member,
Director                                     funds consisting of 16                                Hill House, Inc. (residential
                                                  portfolios;                                      home care); Board Member, Bridges
                                            Director/Trustee of the                                School (pre-school). Formerly:
                                             Royce Family of Funds                                 Managing Director, Equity Capital
                                                consisting of 25                                   Markets Group of Merrill Lynch &
                                                  portfolios.                                      Co. (1971-1999).


Rowan, S. Ford          Since 2002                     16                          None            Chairman, National Center for
(1943)                                                                                             Critical Incident Analysis,
Director                                                                                           National Defense University,
                                                                                                   since 2004; Director of Santa Fe
                                                                                                   Institute (scientific research
                                                                                                   institute) since 1999. Formerly:
                                                                                                   Consultant, Rowan & Blewitt Inc.
                                                                                                   (management consulting) (1984-
                                                                                                   2007).


                                                36


Tarola, Robert M.       Since 2004                     16                          None            Senior Vice President and Chief
(1950)                                                                                             Financial Officer of W. R. Grace
Director                                                                                           & Co. (specialty chemicals) since
                                                                                                   1999. Member, Standing Advisory
                                                                                                   Group of the Public Company
                                                                                                   Accounting Oversight Board since
                                                                                                   2007. Formerly: Chief Financial
                                                                                                   Officer of MedStar Health, Inc.
                                                                                                   (healthcare) (1996-1999);
                                                                                                   Partner, Price Waterhouse, LLP
                                                                                                   (accounting and auditing) (1984
                                                                                                   -1996).

INTERESTED DIRECTORS:

                        Term of                 Number of Funds
   Name,               Office and                 in Fund
(Year of Birth) and   Length of Time               Complex         Other                 Principal Occupation(s)
Position with Trust    Served (1)                  Overseen        Directorships Held    During the Past Five Years
-------------------    ----------                  --------        ------------------    --------------------------

Curley Jr., John F.   Value Trust since              16                None              Chairman of the Board of all Legg Mason
(1939)                1982; Special                                                      Funds. Formerly: Vice Chairman and Director
Chairman and          Investment Trust                                                   of Legg Mason, Inc. and Legg Mason Wood
Director              since 1985; and                                                    Walker, Incorporated (1982-1998); Director
                      Investors Trust                                                    of Legg Mason Fund Adviser, Inc. (1982-
                      since 1993.                                                        1998) and Western Asset Management Company
                                                                                         (1986-1998) (each a registered investment
                                                                                         adviser).

Fetting, Mark R.      President since      President and Director/     None              Senior Executive Vice President of Legg
(1954)                2001; and Director   Trustee of all Legg Mason                     Mason, Inc., Director and/or officer of
President and          of Value Trust       funds consisting of 16                       various Legg Mason, Inc. affiliates since
Director              and Special                 portfolios;                            2000.  Formerly: Division President and
                      Investment Trust      Director/Trustee of the                      Senior Officer of Prudential Financial
                      since 2001; and        Royce Family of Funds                       Group, Inc. and related companies,
                      Director of              consisting of 25                          including fund boards and consulting
                      Investors Trust           portfolios.                              services to subsidiary companies (1991-
                      since 2002.                                                        2000); Partner, Greenwich Associates
                                                                                         (financial consulting); Vice President, T.
                                                                                         Rowe Price Group, Inc.


                                                37


EXECUTIVE OFFICERS:


                        Term of          Number of Funds
   Name,               Office and          in Fund
(Year of Birth) and   ength of Time         Complex         Other                 Principal Occupation(s)
Position with Trust    Served (1)           Overseen        Directorships Held    During the Past Five Years
-------------------    ----------           --------        ------------------    --------------------------

Karpinski, Marie K.   Value Trust            16             None                  Vice President and Chief Financial Officer of all
(1949)                and Special                                                 Legg Mason Funds. Vice President and Treasurer of
Vice President and    Investment Trust                                            Legg Mason Fund Adviser, Inc. Vice President and
Chief Financial       since 1985;                                                 Principal Financial and Accounting Officer of
Officer               Investors                                                   Western Asset Funds, Inc., Western Asset Income
                      Trust since                                                 Fund and Western Asset Premier Bond Fund;
                       1993.                                                      Treasurer and Principal Financial and Accounting
                                                                                  Officer of Western Asset/Claymore U.S. Treasury
                                                                                  Inflation Protected Securities Fund
                                                                                  (2003-present), and Western Asset/Claymore U.S.
                                                                                  Treasury Inflation Protected Securities Fund 2
                                                                                  (2004-present).


Merz, Gregory T.       Since 2003            16             None                  Vice President and Deputy General Counsel of Legg
(1958)                                                                            Mason, Inc. since 2003. Formerly: Associate
Vice President and                                                                General Counsel, Fidelity Investments (1993-2002).
Chief Legal
Officer


Becker, Ted P.         Since 2007            16             None                 Director of Global Compliance at Legg Mason (2006
(1951)                                                                           to present); Managing Director of Compliance at
Vice President and                                                               Legg Mason & Co. (2005 to present); Chief
Chief Compliance                                                                 Compliance Officer with certain mutual funds
Officer                                                                          associated with Legg Mason & Co. (since 2006);
                                                                                 Chief Compliance Officer of LMPFA and certain
                                                                                 affiliates; Managing Director of Compliance at
                                                                                 CAM (2002 to 2005). Prior to 2002, Managing
                                                                                 Director-Internal Audit & Risk Review at Citigroup
                                                                                 Inc.

Wachterman, Richard M. Since 2004            16             None                 Associate General Counsel of Legg Mason, Inc. since
(1947)                                                                           2004. Formerly: Managing Director, Victory Capital
Secretary                                                                        Management, Inc. (investment management)
                                                                                 (1993-2003).

Hughes, Wm. Shane     Since 2006             12             None                 Assistant Vice President and Manager, Funds
(1968)                                                                           Accounting of Legg Mason & Co., LLC since 2005.
Treasurer                                                                        Formerly: Assistant Vice President of Legg Mason
                                                                                 Wood Walker, Incorporated (2002-2005) and
                                                                                 Manager, Funds Accounting, Legg Mason Wood
                                                                                 Walker, Incorporated (1997-2005).

(1) Officers of each Corporation are elected to serve until their successors are elected and qualified. Directors of each Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.


         Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of each Corporation on the basis of their employment with each fund's investment adviser or its affiliated entities (including each fund's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.


         The following table shows each director's ownership of shares of the funds and of all the Legg Mason funds served by the director as of December 31, 2006:

                                                                                                              Aggregate Dollar Range
                                                                                                                  of Shares in the
                                                                                                                  Legg Mason Funds
 Name of Directors                        Dollar Range of Equity Securities in:                                  Owned by Directors
 -----------------                        -------------------------------------                                  ------------------
INDEPENDENT DIRECTORS:

Hearn, Ruby P.                      Value Trust                                  Over $100,000                    Over $100,000
                                    Special Investment Trust                              None
                                    American Leading Companies                            None
                                    Small-Cap Value Trust                                 None

Lehman, Arnold L.                   Value Trust                                  Over $100,000                    Over $100,000
                                    Special Investment Trust                $50,001 - $100,000
                                    American Leading Companies               $10,001 - $50,000
                                    Small-Cap Value Trust                    $10,001 - $50,000

Masters, Robin J.W.                 Value Trust                                           None                    Over $100,000
                                    Special Investment Trust                 $10,001 - $50,000
                                    American Leading Companies                            None
                                    Small-Cap Value Trust                    $10,001 - $50,000

McGovern, Jill E.                   Value Trust                                  Over $100,000                    Over $100,000
                                    Special Investment Trust                     Over $100,000
                                    American Leading Companies               $10,001 - $50,000
                                    Small-Cap Value Trust                                 None

Mehlman, Arthur S.                  Value Trust                              $10,001 - $50,000                    Over $100,000
                                    Special Investment Trust                 $10,001 - $50,000
                                    American Leading Companies                            None
                                    Small-Cap Value Trust                                 None


O'Brien, G. Peter                   Value Trust                                  Over $100,000                    Over $100,000
                                    Special Investment Trust                     Over $100,000
                                    American Leading Companies                   Over $100,000
                                    Small-Cap Value Trust                        Over $100,000


                                       39


Rowan, S. Ford                      Value Trust                                  Over $100,000                    Over $100,000
                                    Special Investment Trust                     Over $100,000
                                    American Leading Companies              $50,001 - $100,000
                                    Small-Cap Value Trust                    $10,001 - $50,000


Tarola, Robert M.                   Value Trust                                  Over $100,000                    Over $100,000
                                    Special Investment Trust                              None
                                    American Leading Companies                            None
                                    Small-Cap Value Trust                                 None


INTERESTED DIRECTORS:

Curley, John F., Jr.                Value Trust                                   Over $100,000                    Over $100,000
                                    Special Investment Trust                      Over $100,000
                                    American Leading Companies                    Over $100,000
                                    Small-Cap Value Trust                                  None


Fetting, Mark R.                    Value Trust                                   Over $100,000                    Over $100,000
                                    Special Investment Trust                               None
                                    American Leading Companies               $10,0001 - $50,000
                                    Small-Cap Value Trust                                  None




         The following table provides certain information relating to the compensation of each Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors. However, each director may participate in a deferred compensation plan as discussed below.


                              Aggregate              Aggregate
Name of Person               Compensation From      Compensation         Aggregate        Total Compensation  Total Compensation
and Position                  Value Trust*         From Special       Compensation From    from Legg Mason          From
-------------                 ------------       Investment Trust*    Investors Trust*         Funds**          Fund Complex***
                                                 ----------------     ----------------      --------------      ---------------
INDEPENDENT DIRECTORS:

Hearn, Ruby P.
Director                        $11,202****            $11,202****           $21,630****       $120,000            $120,000


                                       40


Lehman, Arnold L.
Director
                                $12,875****            $12,875****         $25,226****         $139,250            $139,250

Masters, Robin J.W.
Director
                                    $11,202                $11,202             $21,630         $121,250            $121,250

McGovern, Jill E.
Director
                                $11,148****            $11,148****           $21,520****       $121,250            $121,250

Mehlman, Arthur S.
Director
                                    $12,146                $12,146             $23,652         $131,250            $223,500

O'Brien, G. Peter
Director
                                $11,148****            $11,142****           $21,520****       $120,000            $212,250

Rowan, S. Ford
Director
                                    $11,202                $11,202             $21,630         $121,250            $121,250

Tarola, Robert M.
Director
                                    $11,202                $11,202             $21,630         $121,250            $121,250

INTERESTED DIRECTORS:

Curley, John F., Jr.
Chairman of the Board
and Director                           None                   None                None             None               None

Fetting, Mark R.
President and Director                 None                   None                None             None               None

* Represents compensation paid to the directors for the fiscal year ended March 31, 2007.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Legg Mason Funds. During that period there were 10 open-end investment companies in the Legg Mason Funds, consisting of 21 portfolios.

*** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Fund Complex. The Fund Complex includes the Legg Mason Funds and the 25 portfolios of The Royce Funds.

**** The total  amount  of  deferred  compensation  accrued  by the  Corporation
     (including earnings or depreciation in value of amounts deferred) through December 31, 2006 for participating Directors is as follows: Ruby P. Hearn, $33,514; Arnold L. Lehman, $19,454; Jill E. McGovern, $109,870; and
     G. Peter O'Brien, $102,670.

         Officers and directors who are interested persons of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. For serving as a director/trustee of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Directors may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Director receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. Independent Directors will also receive a fee of $3,750 or $1,250 for any special Board Meetings they attend in person or by telephone, respectively. The Independent Directors review the level of director compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund's counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Directors.


         On June 30, 2007, the directors and officers of each Corporation beneficially owned in the aggregate less than 1% of any class of each fund's outstanding shares.

         On June 30, 2007, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of a fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o Legg Mason Funds at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202,
Attn: Fund Secretary.



NAME and ADDRESS                                                FUND/CLASS                                  % OF CLASS HELD

Prudential Investment Management Services                       Value Trust                                      16.65%
fbo Mutual Fund Client attn: Pru Choice                         -Institutional Class
100 Mulberry Street
3 Gateway Center Fl. 11
Newark, NJ 07102-4000

Charles Schwab & Co, Inc.                                       Value Trust                                      9.28%
Special Custody Account                                         -Institutional Class
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4122

Fidelity Investments Inst Oper Co., Inc. (FIIOC)                Value Trust                                      8.00%
As Agent for Certain Employee Benefit Plans                     -Institutional Class
100 Magellan Way
Mail Zone KWIC
Covington, KY 41015-1999

Citigroup Global Markets, Inc.                                  Value Trust                                      5.09%
333 West 34th Street                                            -Institutional Class
New York, NY 10001-2402

National Financial Services Corp.                               Value Trust                                      23.03%
200 Liberty St. 5th Fl.                                         -Financial Intermediary Class
1 World Financial Ctr.
New York, NY 10281-1003


                                       42


Fidelity Investments Inst Oper Co., Inc. (FIIOC)                Value Trust                                      22.80%
As Agent for Certain Employee Benefit Plans                     -Financial Intermediary Class
100 Magellan Way
Mail Zone KWIC
Covington, KY 41015-1999

T. Rowe Price Trust Co.                                         Value Trust                                      9.91%
Fbo Retirement Plan Clients                                     -Financial Intermediary Class
P.O. Box 17215
Baltimore, MD 21297-1215

State Street Bank FBO                                           Value Trust                                      5.46%
Citistreet Core Market                                          -Financial Intermediary Class
Battery March Park III
1 Heritage Drive
Quincy, MA 02171-2105

Suntrust Bank TTEE fbo Miles & Stockbridge                      Value Trust                                      76.21%
Retirement Plan                                                 -Class R
8515 E. Orchard Rd. #2T2
Englewood, CO 80111-5002

MG Trust Company Cust. Fbo                                      Value Trust                                      9.77%
Shady Maple Farm Market                                         -Class R
700 17th Street, Suite 300
Denver, CO 80202-3531

MG Trust Company Cust. Fbo                                      Value Trust                                      5.37%
McAngus, Goudelock, & Courie                                    -Class R
700 17th Street, Suite 300
Denver, CO 80202-3531

Citigroup Global Markets, Inc.                                  Special Investment Trust                         27.25%
333 West 34th Street                                            -Institutional Class
New York, NY 10001-2402

Nationwide Trust Co. custodian for Legg                         Special Investment Trust                         23.28%
Mason Profit Sharing and 401k plan                              -Institutional Class
98 San Jacinto blvd. Ste. 1100
Austin, TX 78701-4255

Wells Fargo Bank NA fbo Legg Mason Aggressive                   Special Investment Trust                         18.96%
P.O. Box 1533                                                   -Institutional Class
Minneapolis, MN 55480-1533

Fidelity Investments Inst Oper Co., Inc. (FIIOC)                Special Investment Trust                         8.71%
As Agent for Certain Employee Benefit Plans                     -Institutional Class
100 Magellan Way
Mail Zone KWIC
Covington, KY 41015-1999

Charles Schwab & Co, Inc.                                       Special Investment Trust                         6.21%
Special Custody Account                                         -Institutional Class
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4122


                                       43


Fidelity Investments Inst Oper Co., Inc. (FIIOC)                Special Investment Trust                         57.11%
As Agent for Certain Employee Benefit Plans                     -Financial Intermediary Class
100 Magellan Way
Mail Zone KWIC
Covington, KY 41015-1999

Emjayco fbo The Sheridan Group                                  Special Investment Trust                         22.25%
401k Plan                                                       -Financial Intermediary Class
P.O. Box 17909 Milwaukee, WI 53217

Nationwide Insurance Co                                         Special Investment Trust                         8.22%
One Nationwide Plaza                                            -Financial Intermediary Class
Columbus, OH 43215

MG Trust Company Cust. Fbo                                      Special Investment Trust                         61.95%
Shady Maple Farm Market                                         -Class R
700 17th Street, Suite 300
Denver, CO 80202-3531

Legg Mason, Inc.                                                Special Investment Trust                         23.12%
C/O Cheryl Ruth                                                 -Class R
100 Light Street
Baltimore, MD 21202-1036

Reliance Trust Co. Cust                                         Special Investment Trust                         11.98%
Fbo Solution Tech Systems 401k                                  -Class R
P.O. Box 48529 Atlanta, GA 30362-1529

Legg Mason Partners Lifestyle Series Inc.                       American Leading Companies                       45.24%
Allocation 85%                                                  -Institutional Class
125 Broad St., 11th Floor
New York, NY 10004-2400

Citigroup Global Markets, Inc.                                  American Leading Companies                       25.46%
333 West 34th Street                                            -Institutional Class
New York, NY 10001-2402

Nationwide Trust Co. custodian for Legg                         American Leading Companies                       15.76%
Mason Profit Sharing and 401k plan                              -Institutional Class
98 San Jacinto blvd. Ste. 1100
Austin, TX 78701-4255

Legg Mason Partners Variable                                    American Leading Companies                       5.16%
Lifestyle Allocation 85%                                        -Institutional Class
125 Broad St., 11th Floor
New York, NY 10004-2400

Fidelity Investments Inst Oper Co., Inc. (FIIOC)                Small Cap Value Trust                            24.02%
As Agent for Certain Employee Benefit Plans                     -Institutional Class
100 Magellan Way
Mail Zone KWIC
Covington, KY 41015-1999


                                       44


Nationwide Trust Co. custodian for Legg                         Small Cap Value Trust                            20.76%
Mason Profit Sharing and 401k plan                              -Institutional Class
98 San Jacinto blvd. Ste. 1100
Austin, TX 78701-4255

UBATCO & Co. Fbo College Savings                                Small Cap Value Trust                            20.30%
Plan Group                                                      -Institutional Class
6811 S 27th St
Lincoln, NE 68512-4823

Citigroup Global Markets, Inc.                                  Small Cap Value Trust                            13.57%
333 West 34th Street                                            -Institutional Class
New York, NY 10001-2402

ICMA-RC Services LLC Fbo                                        Small Cap Value Trust                            13.55%
City of Boulder, CO Fire & Police                               -Institutional Class
401a MPP Plan
777 North Capital St. NE
Washington, DC 20002-4239



               THE FUNDS' INVESTMENT ADVISER/MANAGER/ADMINISTRATOR


         LMCM, a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMCM is a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"), which is also the parent of LMIS and Legg Mason Fund Adviser, Inc. ("LMFA"). LMCM serves as manager and investment adviser to Value Trust, Special Investment Trust and American Leading Companies pursuant to a separate Investment Advisory and Management Agreement with each fund (each, a "Management Agreement").

         LMFA, a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA serves as manager to Small-Cap Value Trust under a Management Agreement with the fund ("Management Agreement"). LMFA serves as administrator to Value Trust, Special Investment Trust and American Leading Companies pursuant to separate Sub-Administration Agreements with LMCM (each, a "Sub-Administration Agreement").


         Each Management Agreement provides that, subject to overall direction by the Board of Directors, LMCM/LMFA manages or oversees the investment and other affairs of each fund. LMCM/LMFA is responsible for managing each fund consistent with the 1940 Act, the Code, and the fund's investment objective and policies described in its Prospectus and this SAI. LMCM/LMFA is obligated to (a) provide each fund with office facilities and personnel and maintain each fund's books and records; (b) supervise all aspects of each fund's operations; (c) bear the expense of certain informational and purchase and redemption services to each fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to each fund's officers and directors. In addition, LMCM has agreed to reduce advisory fees for Value Trust and Special Investment Trust in an amount equal to those funds' auditing fees and compensation of their independent directors. LMCM/LMFA and its affiliates pay all compensation of directors and officers of each fund who are officers, directors or employees of LMCM/LMFA. Each fund pays all of its expenses which are not expressly assumed by LMCM/LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to LMIS, each fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expenses, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees and a portion of expenses incurred in connection with membership in investment company organizations. A fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. A fund may also have an obligation to indemnify its directors and officers with respect to litigation.

         Management and Advisory fees are allocated among each class based on their pro rata share of fund assets.

         LMCM receives for its services to Value Trust, Special Investment Trust and American Leading Companies a management fee, calculated daily and payable monthly.


                                             Fee Rate
  Value Trust        0.70% on the first $2 billion of average daily net assets;
                     0.65% on the next $20 billion of average daily net assets;
                     0.62% on the next $10 billion of average daily net assets;
                     and 0.59% of average daily net assets exceeding $32 billion

  Special Investment 0.70% up to $2 billion of average daily net assets; and
  Trust              0.65% of average daily net assets exceeding $2 billion

  American Leading   0.70% up to $2 billion of average daily net assets; and
  Companies          0.65% of average daily net assets exceeding $2 billion


         LMCM currently intends to voluntarily waive fees or reimburse expenses so the expenses of American Leading Companies (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of average daily net assets for each class as follows: 1.95% for Primary Class shares and 0.95% for Institutional Class shares. These voluntary waivers are currently expected to continue until August 1, 2008, but may be terminated at any time.

         LMFA receives for its services to Small-Cap Value Trust a management fee, calculated daily and payable monthly.

                                           Fee Rate
  Small-Cap Value Trust  0.85% up to $100 million of average daily net assets;
                         0.75% between $100 million and $1 billion of average daily net assets; and 0.65% of average daily net assets exceeding $1 billion

         LMFA currently intends to voluntarily waive fees or reimburse expenses so the expenses of Small-Cap Value Trust (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of average daily net assets for each class as follows: 2.00% for Primary Class shares and 1.00% for Institutional Class shares. These voluntary waivers are currently expected to continue until August 1, 2008, but may be terminated at any time.

         For the fiscal years ended March 31, the funds incurred advisory fees of (prior to fees waived):

                                   2007                    2006                 2005
Value Trust                       $129,573,762            $120,738,786          $100,782,813
Special Investment Trust           $25,357,298             $26,305,111           $24,262,904
American Leading Companies          $5,631,785              $5,374,984            $4,668,138
Small-Cap Value Trust               $1,968,874              $2,057,663            $1,927,087

         For the fiscal years ended March 31, the following advisory fees were reimbursed by LMCM:

                                   2007                  2006               2005
  Value Trust                     $134,627               $93,350            $87,695
  Special Investment Trust        $116,043               $75,300            $70,841


         Pursuant to Sub-Administration Agreements between LMCM and LMFA, LMFA agrees, among other things, to provide Value Trust, Special Investment Trust, and American Leading Companies with office facilities and personnel, maintain the funds' books and records and supply the directors and officers of the funds with statistical reports and information regarding the funds. For LMFA's services to the funds, LMCM, not the funds, pays LMFA 0.05% of each fund's average daily net assets.

         Brandywine Global Investment Management, LLC ("Brandywine Global"), 2929 Arch Street, 8th Floor, Philadelphia. PA 19104, an affiliate of LMIS, serves as investment adviser to Small-Cap Value Trust pursuant to an Investment Advisory Agreement between Brandywine Global and LMFA ("Investment Advisory Agreement"). Under the Investment Advisory Agreement, Brandywine Global is responsible, subject to the general supervision of LMFA and Investors Trust's Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Brandywine Global's services to the fund, LMFA (not the fund) pays Brandywine Global a fee, computed daily and payable monthly, at an annual rate equal to 0.50% of the fund's average daily net assets or 58.8% of the fee received by LMFA from the fund, net of any waivers by LMFA. For the fiscal years ended March 31, 2007, 2006 and 2005, Brandywine Global received $1,157,698, $1,209,906 and $1,133,127, respectively, in advisory fees on behalf of Small-Cap Value Trust.

         Under each Management Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by LMCM or LMFA, as appropriate.

         Under each Management Agreement, Sub-Administration Agreement and Investment Advisory Agreement, LMCM/LMFA/Brandywine Global will not be liable for any error of judgment or mistake of law or for any loss by a fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective Agreement.

         Each Management Agreement and Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the respective Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by LMFA/LMCM/Brandywine Global, on not less than 60 days' notice to the other party to the Agreement, and may be terminated immediately upon the mutual written consent of all parties to the Agreement. The Investment Advisory Agreement between LMFA and Brandywine Global terminates immediately upon termination of the associated Management Agreement.


Portfolio Manager and Assistant Portfolio Manager

Value Trust. Bill Miller serves as portfolio manager and Mary Chris Gay serves as assistant portfolio manager to Value Trust. The tables below provide information regarding other accounts for which Mr. Miller and Ms. Gay have day-to-day management responsibility. Ms. Gay became assistant portfolio manager to the fund in March 2006.

Bill Miller
As of March 31, 2007(a):

                                                                                Number of Accounts          Assets Managed
                                        Number of             Total             Managed for which              for which
                                        Accounts             Assets              Advisory Fee is           Advisory Fee is
   Type of Account                      Managed              Managed           Performance-Based          Performance-Based

Registered Investment Companies            3             $7,437,460,659               None                        $0
Other pooled investment vehicles         None                   $0                    None                        $0
Other accounts                           None                   $0                    None                        $0

(a) Value Trust serves as a model portfolio for other registered investment companies and separate accounts that are managed on a day-to-day basis by other LMCM portfolio managers. As of March 31, 2007, the total assets in these other accounts was $28,122,688,009.

(b) Four of the accounts managed by other portfolio managers, which use Value Trust as a model portfolio, pay performance fees. As of March 31, 2007, the total assets in these accounts was $1,363,115,872. As previously noted, the portfolio manager for Value Trust is not primarily responsible for day-to-day management of these accounts except insofar as his investment decisions serve as models for action by the other LMCM managers.

         As of March 31, 2007, Mr. Miller beneficially owned shares of Value Trust with a value in excess of $1,000,000.

         Mr. Miller serves as Chairman and Chief Investment Officer for LMCM and Managing Member for LMM, LLC. The portfolio manager has an ownership interest in LMM, LLC and, therefore, receives a portion of its profits. He also has an employment contract with Legg Mason, Inc. that is designed to compensate him in a similar manner based on the financial results of LMCM. Mr. Miller is also eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.


Mary Chris Gay
As of March 31, 2007:

                                                                                Number of Accounts          Assets Managed
                                        Number of             Total             Managed for which              for which
                                        Accounts             Assets              Advisory Fee is           Advisory Fee is
   Type of Account                      Managed              Managed           Performance-Based          Performance-Based

Registered Investment Companies            7              $4,448,946,606           None                              $0
Other pooled investment vehicles          21              $8,462,379,417             1                          $307,327,731
Other accounts                           None                $0                    None                              $0

         As of March 31, 2007, Ms. Gay beneficially owned shares of Value Trust with a value in excess of $1,000,000.

         Ms. Gay is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of equally important factors, including the total value of the assets, and the growth in assets, managed by Ms. Gay (these are a function of performance, retention of assets, and flows of new assets), Ms. Gay's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

         Ms. Gay is also eligible to receive stock options from Legg Mason based upon an assessment of her contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.



Special Investment Trust. Samuel M. Peters serves as portfolio manager to Special Investment Trust. The table below provides information regarding other accounts for which Mr. Peters has day-to-day management responsibility. Mr. Peters became co-manager of the fund on April 18, 2005 and sole portfolio manager on January 1, 2006.

Samuel M. Peters
As of March 31, 2007:

                                                                                Number of Accounts          Assets Managed
                                        Number of             Total             Managed for which              for which
                                        Accounts             Assets              Advisory Fee is           Advisory Fee is
   Type of Account                      Managed              Managed           Performance-Based          Performance-Based

Registered Investment Companies           1              $343,925,850                None                        $0
Other pooled investment vehicles        None                  $0                     None                        $0
Other accounts                           12              $249,976,300                None                        $0

         As of March 31, 2007, Mr. Peters beneficially owned shares of Special Investment Trust with a value in excess of $1,000,000.

         Mr. Peters is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of equally important factors, including the annual performance of the portfolio manager's accounts relative to the benchmark, the portfolio manager's performance over various other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager's contribution to the investment manager's research process, the profitability of the investment manager and the portfolio manager's contribution to profitability, and trends in industry compensation levels and practices.


         Mr. Peters is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

     American Leading Companies. David E. Nelson serves as portfolio manager to American Leading Companies Trust. Mr. Nelson does not manage any other accounts.

         As of March 31, 2007, Mr. Nelson beneficially owned shares of American Leading Companies Trust with a value in excess of $1,000,000.

         Mr. Nelson is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of equally important factors, including the annual performance of the portfolio manager's accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the consistency of the portfolio manager's performance, the total value of the assets managed by the portfolio manager, the portfolio manager's contribution to the investment manager's research process, the profitability of the investment manager and the portfolio manager's contribution to profitability, and trends in industry compensation levels and practices.


         Mr. Nelson is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

         LMCM realizes the fact that a portfolio manager having day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the portfolio manager may have an opportunity to purchase investments of limited availability. In this circumstance, the portfolio manager will review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, and other factors to determine the suitability of the investment for each account and LMCM's Compliance Department will review all allocations to ensure that accounts are treated equitably. The portfolio manager may also decide to purchase or sell the same security for multiple accounts at approximately the same time. To address any conflicts that this situation might create, LMCM will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. LMCM may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

         As noted above, several of the accounts managed by LMCM's portfolio managers pay performance fees, and thus may pay higher fees to LMCM than other accounts if certain performance objectives and other requirements are met. Since the compensation of each of LMCM's portfolio managers is impacted by firm profitability, it is possible under certain circumstances that a portfolio manager's compensation could be more positively impacted if an account that pays a performance fee performs better than accounts that do not. LMCM realizes that this could create a possible conflict of interest. However, in accordance with LMCM's written policies and procedures, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. These policies and procedures are designed to ensure that all accounts are treated equitably, regardless of the fees, including any performance fees, that these accounts generate for LMCM.

         In the opinion of LMCM, a portfolio manager's simultaneous management of a fund and the accounts included in the tables above, all of which are subject to LMCM's procedures, does not create any material conflicts of interest.

Small-Cap Value Trust. Henry F. Otto and Steven M. Tonkovich serve as portfolio managers to Small-Cap Value Trust. The table below provides information regarding other accounts for which Mr. Otto and Mr. Tonkovich each have day-to-day management responsibility.

Henry F. Otto and Steven M. Tonkovich
As of March 31, 2007:

                                                                                Number of Accounts          Assets Managed
                                        Number of             Total             Managed for which              for which
                                        Accounts             Assets              Advisory Fee is           Advisory Fee is
   Type of Account                      Managed              Managed           Performance-Based          Performance-Based

Registered Investment Companies          2               $558,231,922               None                         $0
Other pooled investment vehicles         4               $515,000,101               None                         $0
Other accounts                          32              $3,431,127,666                6                     $899,216,968

         As of March 31, 2007, Mr. Otto beneficially owned shares of Small-Cap Value Trust with a value of between $500,001 and $1,000,000.

         As of March 31, 2007, Mr. Tonkovich beneficially owned shares of Small-Cap Value Trust with a value of between $100,001 and $500,000.

         Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.

         The fund's portfolio managers' compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager's portfolio pre-tax performance versus the small cap value peer universe constructed by the Frank Russell Company, 2) the overall profitability of all portfolio's managed by the portfolio managers, and 3) Brandywine Global's overall profitability. The comparison to the small cap value peer universe includes one quarter, one year, three year, and five year time periods. The bonus calculation treats every account under the portfolio manager's direction in the same manner, including the fund.


Code of Ethics

         The funds, LMCM, LMFA, LMIS and Brandywine Global each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by a fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must hold fund shares purchased for at least sixty days, unless a specific waiver is granted by the person's employer; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.

Proxy Voting

         As each fund may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board of Directors oversight, the advisers and/or sub-advisers that actually manage the assets of the funds are delegated the responsibility for assessing and voting each fund's proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser or the adviser's affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

         Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through http://www.leggmason.com/funds/about/aboutlmf.asp#Results or the SEC's Internet site at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

         For the fiscal years ended March 31, each fund's portfolio turnover rates were as follows:


------------------------------------ --------------------------------- ---------------------------------
                      Fund                         2007                              2006
------------------------------------ --------------------------------- ---------------------------------
------------------------------------ --------------------------------- ---------------------------------
Value Trust                                       11.1%                             12.7%
------------------------------------ --------------------------------- ---------------------------------
------------------------------------ --------------------------------- ---------------------------------
Special Investment Trust                          36.4%                             37.9%
------------------------------------ --------------------------------- ---------------------------------
------------------------------------ --------------------------------- ---------------------------------
American Leading Companies                        19.0%                             14.3%
------------------------------------ --------------------------------- ---------------------------------
------------------------------------ --------------------------------- ---------------------------------
Small-Cap Value Trust                             28.9%                             30.9%
------------------------------------ --------------------------------- ---------------------------------

         Variations in a fund's portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

         Under each Advisory or Management Agreement, each fund's adviser is responsible for the execution of the fund's portfolio transactions. Corporate and government debt securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, each adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. A fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a fund, each adviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), any risk assumed by the executing broker and, if applicable, arrangements for payment of fund expenses.


         Consistent with the policy of most favorable price and execution, each adviser may give consideration to research, statistical and other services furnished by brokers or dealers to that adviser for its use, may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these brokers or dealers a higher brokerage commission than may be charged by other brokers or dealers, or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to each adviser in connection with services to clients other than the funds whose brokerage generated the service. On the other hand, research and analysis received by the adviser from brokers executing orders for clients other than the funds may be used for the funds' benefit. Each adviser's fee is not reduced by reason of its receiving such brokerage and research services.

         As adviser to Value Trust, Special Investment Trust and American Leading Companies, LMCM may allocate brokerage transactions to broker-dealers who allocate a portion of the commissions paid by each fund toward the reduction of the fund's expenses payable to third-party service providers other than LMCM or its affiliates. The transaction quality must, however, be comparable to that of other qualified broker-dealers. Neither LMCM nor its affiliates receive any direct or indirect benefit from these arrangements.

         Each fund may use brokerage firms affiliated with a fund's investment adviser ("affiliated broker") as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, a fund generally deals with responsible primary market makers unless a more favorable execution can otherwise be obtained.

         For the fiscal years ended March 31, each fund paid the following brokerage commissions:

--------------------------------------- --------------------------- --------------------------- ----------------------------
                      Fund                         2007                        2006                         2005
--------------------------------------- --------------------------- --------------------------- ----------------------------
Value Trust (a)                                  $5,255,974                  $7,390,714                   $7,075,533
--------------------------------------- --------------------------- --------------------------- ----------------------------
Special Investment Trust (b)                     $4,673,609                  $4,233,460                   $2,297,192
--------------------------------------- --------------------------- --------------------------- ----------------------------
American Leading Companies Trust (c)               $324,259                    $295,085                     $401,640
--------------------------------------- --------------------------- --------------------------- ----------------------------
U.S. Small Cap Value Trust (d)                     $214,509                    $323,419                     $402,141
--------------------------------------- --------------------------- --------------------------- ----------------------------

(a) The decrease in commissions paid by Value Trust during the fiscal year ended 2007 relative to the prior two years was due to a decrease in the volume and frequency of trades during that fiscal year.

(b) The increase in commissions paid by Special Investment Trust during the fiscal year ended 2007 relative to the fiscal year ended 2005 was due to an increase in the volume and frequency of trades during that fiscal year and by the effect of slightly higher commission rates.

(c) The decrease in commissions paid by American Leading Companies Trust during the fiscal year ended 2007 relative to the fiscal year ended 2005 was due to a decrease in the volume and frequency of trades during that fiscal year and by the effect of somewhat lower commission rates.

(d) The decrease in commissions paid by U.S. Small Cap Value Trust during the fiscal year ended 2007 relative to the prior two years was due to a decrease in the volume and frequency of trades during that fiscal year and by the effect of somewhat lower commission rates.


         For the period April 1, 2005 to November 30, 2005, the following funds paid the following brokerage commissions to Legg Mason Wood Walker, Incorporated ("LMWW"), the funds' previous distributor:

-------------------------------------------------- ----------------------------
                          Fund                                  2006
-------------------------------------------------- ----------------------------
Value Trust                                                    $21,680
-------------------------------------------------- ----------------------------
American Leading Companies                                     $22,240
-------------------------------------------------- ----------------------------

         For the fiscal years ended March 31, the following funds paid the following brokerage commissions to LMWW:

------------------------------------------------ -----------------------------
                          Fund                                2005
------------------------------------------------ -----------------------------
Value Trust                                                  $79,043
------------------------------------------------ -----------------------------
Special Investment Trust                                    $101,920
------------------------------------------------ -----------------------------
American Leading Companies                                   $4,600
------------------------------------------------ -----------------------------


         For the period November 31 to March 31, 2006 and the fiscal year ended March 31, 2007, the funds' paid no brokerage commissions to their distributor.

         Except as permitted by SEC rules or orders, each fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal. Each fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit each fund's investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that each fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, a fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which a fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the funds, unless the affiliate expressly consents by written contract. Each Advisory Agreement expressly provides such consent.


         Of the regular broker-dealers used by each respective fund during the fiscal year ended March 31, 2007, the following funds owned shares of the following broker-dealers or parent companies of broker-dealers as of that date:

                                                     Market Value of Shares
Value Trust                                                            Held
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                               $909,544,000
Citigroup, Inc.                                       $539,357,504

                                                     Market Value of Shares
Special Investment Trust                                               Held
----------------------------------------------------------------------------
The Bear Stearns Companies, Inc.                       $52,622,500

                                                     Market Value of Shares
American Leading Companies Trust                                       Held
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                               $34,664,270
Citigroup, Inc.                                       $23,873,100
Bank of America Corp.                                 $17,520,268
Merrill Lynch & Co., Inc.                              $5,716,900

                                                     Market Value of Shares
Small-Cap Value Trust                                                  Held
----------------------------------------------------------------------------
None


         Investment decisions for each fund are made independently from those of other funds and accounts advised by LMFA, LMCM or Brandywine Global. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUNDS' DISTRIBUTOR

         LMIS acts as distributor of the funds' shares pursuant to separate Distribution Agreements with each fund. Except as noted in the Prospectus, each Corporation's shares are distributed in a continuous offering. Each Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each fund's expense) and for supplementary sales literature and advertising costs.


         Each fund has adopted a Distribution Plan for Primary Class shares ("Primary Class Plans"); Value Trust and Special Investment Trust have each adopted a Distribution Plan for Financial Intermediary Class shares ("Financial Intermediary Class Plans") and for Class R shares ("Class R Plans"), each a "Plan" which, among other things, permits a fund to pay LMIS fees for its services related to sales and distribution of Primary Class shares, Financial Intermediary Class shares and Class R shares, respectively, and the provision of ongoing services to holders of those shares. Payments with respect to a class are made only from assets attributable to that class. Under the Primary Class Plans, the aggregate fees may not exceed an annual rate of each fund's average daily net assets attributable to Primary Class shares as follows: 1.00% for Special Investment Trust, American Leading Companies and Small-Cap Value Trust and 0.95% for Value Trust. Under the Financial Intermediary Class Plans, the aggregate fees may not exceed an annual rate of 0.40% of each fund's average daily net assets attributable to Financial Intermediary Class shares. Currently, under each Financial Intermediary Class Plan, LMIS receives 0.25% of assets attributable to Financial Intermediary Class shares annually from each fund. Under the Class R Plans, the aggregate fees may not exceed an annual rate of 0.75% (currently limited by the Board to 0.50%) of each fund's average daily net assets attributable to Class R shares. Currently under each Class R Plan, LMIS receives 0.50% of assets attributable to Class R shares annually from each fund. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only.


         Amounts payable by a fund under a Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. Each Plan does not obligate a fund to reimburse LMIS for the actual expenses LMIS may incur in fulfilling its obligations under the Plan. Thus, even if LMIS actual expenses exceed the fee payable to LMIS at any given time, a fund will not be obligated to pay more than that fee. If LMIS expenses are less than the fee it receives, LMIS will retain the full amount of the fee.


         With respect to Primary Class and/or Financial Intermediary Class shares, LMFA and LMCM have agreed to waive their fees if necessary to meet the voluntary expense limits for American Leading Companies and Small-Cap Value Trust to the extent described under "The Funds' Investment
Adviser/Manager/Administrator."

         The Plans were each adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors of each respective fund including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of any Plan or any Distribution Agreement ("12b-1 Directors"). In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that each Plan would benefit the applicable fund, class and its shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the fund's Primary Class, Financial Intermediary Class or Class R shareholders, as applicable, could offset the costs of the Plan; the likelihood that each Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to each Plan; and the extent to which the retention of assets and additional sales of the fund's Primary Class, Financial Intermediary Class or Class R shares, as applicable, would be likely to maintain or increase the amount of compensation paid by that fund to the adviser.

         In considering the costs of each Plan, the directors gave particular attention to the fact that any payments made by a fund to LMIS under a Plan would increase the fund's level of expenses in the amount of such payments. Further, the directors recognized that the adviser would earn greater management fees if a fund's assets were increased, because such fees are calculated as a percentage of a fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if each Plan was implemented.


         Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to each fund's Primary Class shares, Financial Intermediary Class shares and Class R shares, as applicable, and to maintain and enhance the level of services they provide to a fund's respective class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling a fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by a fund in connection with its Plan. Furthermore, the investment management of a fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         As compensation for its services and expenses, in accordance with each Primary Class Plan, LMIS receives from each fund an annual distribution fee equivalent to a percentage of the fund's average daily net assets as follows:
0.70% for Value Trust; 0.75% for Special Investment Trust; 0.75% for American Leading Companies; and 0.75% for Small Cap Value, and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Primary Class shares. In accordance with each Financial Intermediary Class Plan, as compensation for its services and expenses, LMIS is authorized to receive from Value Trust and Special Investment Trust an annual distribution fee equivalent to 0.15% of each fund's average daily net assets, and an annual service fee equivalent to 0.25% of each fund's average daily net assets attributable to Financial Intermediary Class shares. The Boards of these funds have currently approved payment of 0.25% under the Financial Intermediary Class plans. In accordance with each Class R Plan, as compensation for its services and expense, LMIS is authorized to receive from Value Trust and Special Investment Trust an annual distribution fee equivalent to 0.50% of the fund's average daily net assets, and an annual service fee equal to 0.25% of the fund's average daily net assets, attributable to Class R shares. The Boards of Directors of these funds have currently approved payment of only 0.50% (0.25% service fee and 0.25% distribution fee) under the Class R plans. All distribution and service fees are calculated daily and paid monthly.

         Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on that Plan. A Plan may be terminated with respect to a class of a fund by a vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities of the applicable class of that fund. Any change in a Plan that would materially increase the distribution costs to a fund requires approval by the shareholders of the applicable class of the fund; otherwise, the directors, including a majority of the 12b-1 Directors, may amend a Plan.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a fund, pursuant to a Plan or any related agreement shall provide to that fund's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended pursuant to that Plan and the purposes for which the expenditures were made.

         For the fiscal year ended March 31, 2007, LMIS incurred the following expenses in connection with Primary Class share distribution and shareholder services:

Value Trust                                                      $107,761,066
Special Investment Trust                                         $33,973,416
American Leading Companies                                       $7,615,408
Small-Cap Value Trust                                            $2,165,290

         For the fiscal year ended March 31, 2007, LMIS incurred the following expenses in connection with Class R share distribution and shareholder services:

Value Trust                                                      $189
Special Investment Trust                                         $104


         For the fiscal year ended March 31, 2007, LMIS incurred the following expenses in connection with Financial Intermediary Class share distribution and shareholder services:

Value Trust                                                      $5,433,623
Special Investment Trust                                         $176,987

         For the fiscal year ended March 31, 2007, LMIS incurred the following expenses in connection with distribution and shareholder services with respect to Primary Class shares for each of the following funds:


---------------------------- -------------------- ------------------- -------------------- ----------------
                                     Value        Special Investment   American Leading        Small-Cap
                                     Turst           Trust                Companies            Value Trust
---------------------------- -------------------- ------------------- -------------------- ----------------
---------------------------- -------------------- ------------------- -------------------- ----------------
Compensation to sales
personnel                    $93,819,000          $32,530,000         $7,374,000           $2,007,000
---------------------------- -------------------- ------------------- -------------------- ----------------
---------------------------- -------------------- ------------------- -------------------- ----------------
Advertising                  $3,567,000           $1,681,000          $1,011,000           $377,000
---------------------------- -------------------- ------------------- -------------------- ----------------
---------------------------- -------------------- ------------------- -------------------- ----------------
Printing and mailing of
prospectuses                 $614,000             $324,000            $220,000             $92,000
to prospective shareholders
---------------------------- -------------------- ------------------- -------------------- ----------------
---------------------------- -------------------- ------------------- -------------------- ----------------
Administration, overhead
and corporate technology     $3,484,000           $1,397,000          $410,000             $241,000
---------------------------- -------------------- ------------------- -------------------- ----------------
---------------------------- -------------------- ------------------- -------------------- ----------------
Total expenses               $101,484,000         $35,932,000         $9,015,000           $2,717,000
---------------------------- ==================== =================== ==================== ================


         For the fiscal year ended March 31, 2007, LMIS incurred the following expenses in connection with distribution and shareholder services of Financial Intermediary Class shares for each of the following funds:

                                                             Value Trust           Special Investment Trust
----------------------------------------------------- -------------------------- -----------------------------
Compensation to sales personnel
                                                      $5,308,000                 $145,000
----------------------------------------------------- -------------------------- -----------------------------
Advertising                                           $684,000                   $35,000
----------------------------------------------------- -------------------------- -----------------------------
Printing and mailing
of prospectuses                                       $118,000                   $7,000
to prospective shareholders
----------------------------------------------------- -------------------------- -----------------------------
Administration, overhead and corporate technology     $2,401,000                 $36,000
----------------------------------------------------- -------------------------- -----------------------------
Total expenses                                        $8,511,000                 $223,000
----------------------------------------------------- -------------------------- -----------------------------


         For the fiscal year ended March 31, 2007, LMIS incurred no expenses in connection with distribution and shareholder services of Class R shares for Value Trust or Special Investment Trust.

         The foregoing are estimated and do not include all expenses fairly allocable to LMIS' or its affiliates' efforts to distribute Primary Class shares, Financial Intermediary Class or Class R shares.


                            CAPITAL STOCK INFORMATION


         Value Trust has authorized capital of 1.5 billion shares of common stock, par value $0.001 per share. Special Investment Trust has authorized capital of 850 million shares of common stock, par value $0.001 per share. Investors Trust has authorized issuance of 600 million shares of par value $.001 per share of American Leading Companies and 200 million shares of par value $.001 per share of Small-Cap Value Trust. Each Corporation may authorize and issue additional series of shares and may create additional classes. Each fund currently offers two classes of shares -- Primary Class shares and Institutional Class shares. Value Trust and Special Investment Trust also offer Financial Intermediary Class shares and Class R shares. Each class represents interests in the same pool of assets. A separate vote is taken by a class of shares of a fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses and sales charges, which may affect performance.


         The Board of Directors of each fund does not anticipate that there will be any conflicts among the interests of the holders of the different classes of a fund's shares. If the Board of Directors becomes aware that any such conflict exists, it will take appropriate actions. Shareholders of each fund are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the funds are fully paid and nonassessable and have no preemptive or conversion rights.

         For each fund, shareholder meetings will not be held except: where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and certain amendments to a plan of distribution pursuant to Rule 12b-1); at the request of a majority of the shares entitled to vote as set forth in the by-laws of the fund; or as the Board of Directors from time to time deems appropriate or necessary.

     THE CORPORATIONS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of each fund's assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent to the funds and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the funds assisting BFDS with certain of its duties as transfer agent. LMFS, an affiliate of LMIS, receives from BFDS for its services a percentage of the per account fees the funds pay BFDS for transfer agency services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. Each fund reserves the right, upon at least 60 days' prior written notice, to institute other charges on shareholders to cover a fund's administrative costs. LMFS may also receive compensation for providing certain shareholder services to Financial Intermediary and Institutional Class shareholders of the funds.

                         THE CORPORATIONS' LEGAL COUNSEL


         Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as counsel to each Corporation.

         THE CORPORATIONS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 100 E. Pratt Street, Baltimore, MD 21202, serves as independent registered public accounting firm to each Corporation.

                              FINANCIAL STATEMENTS

         The Annual Reports to Shareholders for the fiscal year ended March 31, 2007 contain the funds' financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, their independent registered public accounting firm, all of which are hereby incorporated by reference herein.

                                                                      Appendix A

                              RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc. ("Moody's") ratings:

Long-Term Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues an obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. An obligation rated A is considered upper-medium grade and are subject to low credit risk.

Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics..

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. An obligation rated B is considered speculative and is subject to high credit risk.

Caa - Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are judged to be highly speculative in a high degree and are likely in, or very near, default, with some prospect for recovery of principal and interest. Such issues are often in default or have other marked shortcomings.

C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Prime-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

Not Prime - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.



Description of Standard & Poor's ("S&P") Ratings:

Long-Term Issue Credit Ratings

AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.


C - An obligation rated C is currently vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


R - An obligor rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations and not to others.

SD and D - An obligor rated SD (Selective Default) or D has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A D rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An SD rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Plus (+) or minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c - The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r -The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Commercial Paper

A-1. - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

A-3. - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                                                      APPENDIX B

                                Legg Mason Funds
                              Proxy Voting Policies
                               (Revised 8/11/2004)


These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason Funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          Legg Mason Fund Adviser, Inc.
                               Proxy Voting Policy


LMFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds' Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMFA (or its affiliates if such conflict is known to persons responsible for voting at LMFA) and any fund, the Board of Directors of LMFA shall consider how to address the conflict and/or how to vote the proxies. LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

                       Legg Mason Capital Management, Inc.

                         Proxy Principles and Procedures

OVERVIEW
Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES
Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
Oversight

LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

         Compliance Review
         A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1. Identifying Potential Conflicts. In identifying potential conflicts of interest the Compliance Officer will review the following issues:


              (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

              (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

              (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

         2. Assessing Materiality. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.


         If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.


         If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:


              (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

              (b) After the determination is made, the following procedures will apply:


                       (i) If the final determination is that the potential
                           conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.


                      (ii) If the final determination is that the potential
                           conflict is material, LMCM will adhere to the following procedures:


                                   A. If LMCM's Proxy Voting Guidelines
                                      (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.
                                   B. If the issues presented for vote are not
                                      definitively addressed in the Guidelines,
                                      LMCM will either (x) follow the vote
                                      recommendation of an independent voting
                                      delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties
The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties
The Proxy Administrator:
         1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

         2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

         3. Will use best efforts to obtain missing proxies from custodians;

         4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

         5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

         6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

         7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping
The following documents are maintained onsite for two years and in an easily accessible place for another three years:

         1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

         2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

         3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

         4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

         5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                              SCHEDULE A
                                       PROXY VOTING GUIDELINES

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.
--------------------------------------------------------------------------------
Four principal areas of interest to shareholders:
1) Obligations of the Board of Directors
2) Compensation of management and the Board of Directors
3) Take-over protections
4) Shareholders' rights

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Proxy Issue                                                          LMCM Guideline
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
BOARD OF DIRECTORS
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Independence of Boards of Directors: majority of unrelated              For
directors, independent of management
----------------------------------------------------------------------------------------------
Nominating Process: independent nominating committee seeking            For
qualified candidates, continually assessing directors and
proposing new nominees
----------------------------------------------------------------------------------------------
Size and Effectiveness of Boards of Directors: Boards must be           For
no larger than 15 members
----------------------------------------------------------------------------------------------
Cumulative Voting for Directors                                         For
----------------------------------------------------------------------------------------------
Staggered Boards                                                        Against
----------------------------------------------------------------------------------------------
Separation of Board and Management Roles (CEO/Chairman)                 Case-by-Case
----------------------------------------------------------------------------------------------
Compensation Review Process: compensation committee comprised           For
of outside, unrelated directors to ensure shareholder value
while rewarding good performance
----------------------------------------------------------------------------------------------
Director Liability & Indemnification: support limitation of             For
liability and provide indemnification
----------------------------------------------------------------------------------------------
Audit Process                                                           For
----------------------------------------------------------------------------------------------
Board Committee Structure: audit, compensation, and                     For
nominating and/or governance committee consisting entirely of independent directors
----------------------------------------------------------------------------------------------
Monetary Arrangements for Directors: outside of normal board            For
activities amts should be approved by a board of independent directors and reported in proxy
----------------------------------------------------------------------------------------------
Fixed Retirement Policy for Directors                                   Case-by-Case
----------------------------------------------------------------------------------------------
Ownership Requirement: all Directors have direct and material           For
cash investment in common shares of Company
----------------------------------------------------------------------------------------------
Proposals on Board Structure: (lead director, shareholder               For
advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)
----------------------------------------------------------------------------------------------
Annual Review of Board/CEO by Board                                     For
----------------------------------------------------------------------------------------------
Periodic Executive Sessions Without Mgmt (including CEO)                For
----------------------------------------------------------------------------------------------
Votes for Specific Directors                                            Case-by-Case
----------------------------------------------------------------------------------------------

- Continued -

--------------------------------------------------------------------------------------
Proxy Issue                                                     LMCM Guideline
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
MANAGEMENT AND DIRECTOR COMPENSATION
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Stock Option and Incentive Compensation Plans:                  Case-by-Case
--------------------------------------------------------------------------------------
Form of Vehicle: grants of stock options, stock                 Case-by-Case
appreciation rights, phantom shares and restricted stock
--------------------------------------------------------------------------------------
Price                                                           Against plans whose
                                                                underlying securities
                                                                are to be issued at less
                                                                than 100% of the current
                                                                market value
--------------------------------------------------------------------------------------
Re-pricing: plans that allow the Board of Directors to          Against
lower the exercise price of options already granted if
the stock price falls or under-performs the market
--------------------------------------------------------------------------------------
Expiry: plan whose options have a life of more than ten         Case-by-Case
years
--------------------------------------------------------------------------------------
Expiry: "evergreen" stock option plans                          Against
--------------------------------------------------------------------------------------
Dilution:                                                       Case-by-Case - taking into
                                                                account value creation,
                                                                commitment to
                                                                shareholder-friendly
                                                                policies, etc.
--------------------------------------------------------------------------------------
Vesting: stock option plans that are 100% vested when           Against
granted
--------------------------------------------------------------------------------------
Performance Vesting: link granting of options, or vesting       For
of options previously granted, to specific performance
targets
--------------------------------------------------------------------------------------
Concentration: authorization to allocate 20% or more of         Against
the available options to any one individual in any one
year
--------------------------------------------------------------------------------------
Director Eligibility: stock option plans for directors if       Case-by-Case
terms and conditions are clearly defined and reasonable
--------------------------------------------------------------------------------------
Change in Control: stock option plans with change in            Against
control provisions that allow option holders to receive
more for their options than shareholders would receive
for their shares
--------------------------------------------------------------------------------------
Change in Control: change in control arrangements               Against
developed during a take-over fight specifically to
entrench or benefit management
--------------------------------------------------------------------------------------
Change in Control: granting options or bonuses to outside       Against
directors in event of a change in control
--------------------------------------------------------------------------------------
Board Discretion: plans to give Board broad discretion in       Against
setting terms and conditions of programs
--------------------------------------------------------------------------------------
Employee Loans: Proposals authorizing loans to employees        Against
to pay for stock or options
--------------------------------------------------------------------------------------
Director Compensation: % of directors' compensation in          For
form of common shares
--------------------------------------------------------------------------------------
Golden Parachutes                                               Case-by-Case
--------------------------------------------------------------------------------------
Expense Stock Options                                           For
--------------------------------------------------------------------------------------
Severance Packages: must receive shareholder approval           For
--------------------------------------------------------------------------------------

                                      B-8

--------------------------------------------------------------------------------------
Lack of Disclosure about Provisions of Stock-based Plans        Against
--------------------------------------------------------------------------------------
Reload Options                                                  Against
--------------------------------------------------------------------------------------
Plan Limited to a Small Number of Senior Employees              Against
--------------------------------------------------------------------------------------
Employee Stock Purchase Plans                                   Case-by-Case
--------------------------------------------------------------------------------------
 - Continued -


--------------------------------------------------------------------------------------
Proxy Issue                                                     LMCM Guideline
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TAKEOVER PROTECTIONS
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Shareholder Rights Plans: plans that go beyond ensuring         Against
the equal treatment of shareholders in the event of a bid
and allowing the corp. enough time to consider
alternatives to a bid
--------------------------------------------------------------------------------------
Going Private Transaction, Leveraged Buyouts and Other          Case-by-Case
Purchase Transactions
--------------------------------------------------------------------------------------
Lock-up Arrangements: "hard" lock-up arrangements that          Against
serve to prevent competing bids in a takeover situation
--------------------------------------------------------------------------------------
Crown Jewel Defenses                                            Against
--------------------------------------------------------------------------------------
 Payment of Greenmail                                           Against
--------------------------------------------------------------------------------------
"Continuing Director" or "Deferred Redemption"                  Against
Provisions: provisions that seek to limit the discretion
of a future board to redeem the plan
--------------------------------------------------------------------------------------
Change Corporation's Domicile: if reason for                    Against
re-incorporation is to take advantage of protective
statutes (anti-takeover)
--------------------------------------------------------------------------------------
Poison Pills: receive shareholder ratification                  For
--------------------------------------------------------------------------------------
Redemption/Ratification of Poison Pill                          For
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
SHAREHOLDERS' RIGHTS
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Confidential Voting by Shareholders                             For
--------------------------------------------------------------------------------------
Dual-Class Share Structures                                     Against
--------------------------------------------------------------------------------------
Linked Proposals: with the objective of making one              Against
element of a proposal more acceptable
--------------------------------------------------------------------------------------
Blank Check Preferred Shares: authorization of, or an           Against
increase in, blank check preferred shares
--------------------------------------------------------------------------------------
Supermajority Approval of Business Transactions:                Against
management seeks to increase the number of votes required
on an issue above two-thirds of the outstanding shares
--------------------------------------------------------------------------------------
Increase in Authorized Shares: provided the amount              For
requested is necessary for sound business reasons
--------------------------------------------------------------------------------------
Shareholder Proposals                                           Case-by-Case
--------------------------------------------------------------------------------------
Stakeholder Proposals                                           Case-by-Case
--------------------------------------------------------------------------------------
Issuance of Previously Authorized Shares with Voting            Against
Rights to be Determined by the Board without Prior
Specific Shareholder Approval
--------------------------------------------------------------------------------------
"Fair Price" Provisions: Measures to limit ability to buy       For
back shares from particular shareholder at
higher-than-market prices
--------------------------------------------------------------------------------------

                                      B-9

--------------------------------------------------------------------------------------
Preemptive Rights                                               For
--------------------------------------------------------------------------------------
Actions altering Board/Shareholder Relationship Require         For
Prior Shareholder Approval (including "anti-takeover"
measures)
--------------------------------------------------------------------------------------
Allow Shareholder action by written consent                     For
--------------------------------------------------------------------------------------
Allow Shareholders to call Special Meetings                     For
--------------------------------------------------------------------------------------
Social and Environmental Issues                           As recommended by Company
                                                                Management
--------------------------------------------------------------------------------------
Reimbursing Proxy Solicitation Expenses                         Case-by-Case
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                  BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC

                       Proxy Voting and Corporate Actions

Policy:



Brandywine Global has a responsibility to its clients for voting proxies for portfolio securities consistent with the best economic interests of its clients. Brandywine Global maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. The policy and practice includes the fact that the firm has a responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.


Background:



Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.


Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility:


Compliance has the responsibility for the implementation and monitoring of the firm's proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in the procedures.


Procedures:


Brandywine Global has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine Global will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine Global's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine Global believes appropriate).

Voting Authority

o Brandywine Global shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine Global's authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

o Brandywine Global's clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

o Brandywine Global's Legal and Compliance Department is responsible for overseeing the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine Global maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

o Brandywine Global will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine Global accept direction from others with regard to the voting of proxies. Brandywine Global will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

o Brandywine Global may vote proxies related to the same security differently for each client.

o Brandywine Global seeks to identify any material conflicts that may arise between the interests of Brandywine Global and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.


o All relevant proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed may include whether Brandywine Global manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine Global, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine Global's has a conflict as described above which is known to Brandywine Global's voting persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual voting person that person will exclude him- or herself from the vote determination process in order to shield the Brandywine Global and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine Global will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Guidelines

o Proxies will not be voted without an analysis of the underlying issues involved.

o Brandywine Global's proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts' ultimate owners/beneficiaries.

o Any item on a proxy, which would tend to inhibit the realization of maximum value, may receive a negative vote from Brandywine Global. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity, which could be viewed as a "poison pill" maneuver.

o On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

Voting Records & Client Notification

o A complete record and file of all votes cast shall be maintained by Brandywine Global for the period prescribed by the Securities Exchange Commission. Brandywine Global will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine Global that were material to making a decision how to vote proxies and a log of proxy requests and responses.

              A proxy log shall be maintained by Brandywine Global that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer's management team.


o Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine Global, Three Christina Centre, 201 N. Walnut Street, Suite 1200, Wilmington, Delaware 19801, attention: Proxy administrator.


In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine Global's Disclosure Brochure whenever possible.

Administration of Proxies
o At the inception of a new account over which Brandywine Global has domestic proxy voting authority:

o New client information is entered onto the appropriate "Proxy System" (ProxyEdge (ADP) for domestic securities and ISS for global securities).

o Custodians are notified by the Client that proxies should be forwarded to Brandywine Global.

o Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.

o Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.

o Proxies are cross-referenced against the Alert List (discussed under Identifying Potential Conflicts).

o Proxies are then distributed to either the appropriate investment team, or, in those instances where a proxy matches an Alert List entry, to the Legal and Compliance Department.

o In the event that no material conflict exists, the following procedures apply:

o The voting person's initials are entered onto the Proxy System's tickler file in the analyst block.(1) o Ballots are voted by a voting person and are returned to a Proxy Administrator for processing on the Proxy System. o If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation, which will be attached to the ballot.

o The voting person will then either (i) complete the Proxy System ballot in accordance with the attached recommendation; or (ii) exclude themselves in writing from voting the proxy.

o A Proxy Administrator will redirect the proxy to another voting person in instances where an exclusion has occurred.

o Where applicable, a Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.

o The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator(1). o During the approval process, ballot shares are matched against holdings shares(1). o Discrepancies are researched through Brandywine Global's internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.

o Brandywine Global personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above could be completed before the applicable deadline for returning proxy votes.

o Any pending unvoted meetings are reviewed and monitored on a daily basis by Proxy Administrators. o All voting records are maintained within the Proxy Systems.

o Proxy booklets and all additional information (including copies of any documents created by Brandywine Global that were material to making a decision how to vote proxies) are filed.

Administration of Client Requests
o All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

o All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine Global.
o The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.
o Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

Identifying Potential Conflict of interest

Personal Conflicts

o Each voting person must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:
1. any potential personal conflict with regard to a specific proxy; and 2. any potential conflict of which they become aware relating to another voting person.
o Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective `reasonableness' standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.

-------------------------------------------------
(1) This step applies only to the ADP system for domestic proxies.

o The following are examples of potential personal conflicts which are extracted from the SEC's Final Rule(2):

o The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.

o Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.

o A list of potentially conflicted securities ("Alert List") will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.

o Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.


Professional Conflicts

o In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine Global and a client for purposes of proxy voting, the following procedures will be followed:

o The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine Global account during the relevant proxy period will be added to the Alert List.

o The names of all significant prospects who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine Global account during the relevant proxy period will be added to the Alert List.

o The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.



-------------------------
(2) 17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

                        Legg Mason Investors Trust, Inc.

Part C.           Other Information

Item 23. Exhibits

(a)     (i)     Articles of Incorporation filed May 5, 1993 (3)
        (ii)    Articles Supplementary filed August 1, 1994 (3)
        (iii)   Articles Supplementary filed May 15, 1996 (3)
        (iv)    Articles Supplementary filed March 17, 1998 (4)
        (v)     Articles of Amendment filed June 30, 1999 (6)
        (vi)    Articles of Amendment filed November 17, 2000 (7)
        (vii)   Articles of Amendment filed April 25, 2001 (9)
        (viii)  Articles Supplementary filed July 15, 2004 (14)
        (ix)    Articles of Amendment filed July 15, 2004 (14)

(b)     Amended and Restated Bylaws (12)

(c) Instruments defining the rights of security holders with respect to American Leading Companies Trust, Balanced Trust, U.S. Small-Capitalization Value Trust, and Financial Services Fund are contained in the Articles of Incorporation, with subsequent amendments filed thereto, and in the Amended and Restated Bylaws, which are incorporated by reference as specified in Exhibits (a) and (b) to Item 23 of Part C herein.

(d)     (i)     Investment Advisory and Management Agreement -- American
                Leading Companies Trust (8)
        (ii)    Sub-Administration Agreement -- American Leading Companies Trust
                (8)
        (iii)   Investment Advisory Agreement -- U.S. Small-Cap Value Trust (5)
        (iv)    Management Agreement -- U.S. Small-Cap Value Trust (5)
        (v)     Inter-Affiliate Transfer Agreement - American Leading Companies
                (19)
        (vi)    Amended Appendix A to the Investment Advisory and Management
                Agreement - American Leading Companies (20)

(e)     Distribution Agreement - filed herewith
        (i)     Anti-Money Laundering Delegation Agreement dated November 3,
                2006 (21)
        (ii) Amendment No. 1 to the Distribution Agreement dated December 15, 2006 - filed herewith
        (iii)   Form of Dealer Agreement (16)

(f)     Bonus, profit sharing or pension plans - none

(g)     (i)     Custodian agreement (1)
        (ii)    Amendment to Custodian Contract dated July 1, 2001 (10)

(h)     (i)     Transfer Agency and Service Agreement (1)
        (ii)    Amendment to Transfer Agency and Service Agreement dated
                November 1, 2001 (11)
        (iii)   Delegation Amendment to Transfer Agency and Service Agreement
                (13)
        (iv)    Sub-Accounting Agreement (19)

(i)     Legal opinion and consent of counsel - filed herewith

(j) Consent of Independent Registered Public Accounting Firm - filed herewith

(k)     Financial statements omitted from Item 22 - none

(l)     Agreement for providing initial capital (3)

(m)     (i)     Amended Plan pursuant to Rule 12b-1 -- American Leading
                Companies Trust (2)
        (ii)    Plan pursuant to Rule 12b-1 - U.S. Small-Cap Value Trust (5)
        (iii)   Plan pursuant to Rule 12b-1 - American Leading Companies
                Trust Financial Intermediary Class shares (9)
        (iv)    Plan pursuant to Rule 12b-1 - U.S. Small-Cap Value Trust
                Financial Intermediary Class shares (9)
        (v)     Amendment to the Primary Class Distribution Plan - American
                Leading Companies Trust (20)
        (vi)    Amendment to the Financial Intermediary Class Distribution
                Plan - American Leading Companies Trust (20)
        (vii)   Amendment to the Primary Class Distribution Plan - U.S.
                Small-Cap Value Trust (20)
        (viii)  Amendment to the Financial Intermediary Class Distribution
                Plan - U.S. Small-Cap Value Trust (20)


(n)      (i)    Form of Amended Multiple Class Plan Pursuant to Rule 18f-3 -
                American Leading Companies (17)
         (ii)   Form of Amended Multiple Class Plan Pursuant to Rule 18f-3 -
                Small-Cap Value Trust (17)

(p) Code of Ethics for the funds, their investment advisers, and their principal underwriter
        (i)     Legg Mason Funds and Legg Mason Investor Services, LLC (22)
        (ii)    Brandywine Global Investment Management, LLC (15)
        (iii)   Legg Mason Capital Management, Inc. (18)

(1) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 4 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 17, 1996.

(2) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 5 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed July 31, 1996.

(3) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 6 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed January 31, 1997.

(4) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 9 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed March 18, 1998.

(5) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 10 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 29, 1998.

(6) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 12 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed July 2, 1999.

(7) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 18 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed January 19, 2001.

(8) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 19 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 10, 2001.

(9) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 20 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed July 2, 2001.

(10) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 21 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed July 11, 2002.

(11) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 40 to the Registration Statement of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, filed November 1, 2002.

(12) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 29, 2003.

(13) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 27, 2006.

(14) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 24 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 27, 2004.

(15) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 16 to the Registration Statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed February 28, 2006.

(16) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 27, 2006.

(17) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 26 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed May 27, 2005.

(18) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 42 to the Registration Statement of Legg Mason Value Trust, Inc., SEC File No. 2-75766, filed July 27, 2007.

(19) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 27 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed July 29, 2005.

(20) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 28 to the Registration Statement of Legg Mason Investors Trust, Inc., SEC File No. 33-62174, filed July 27, 2006.

(21) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 17 to the registration statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, filed on February 26, 2007.

(22) Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 25 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 25, 2007.


Item 24. Persons Controlled by or under Common Control with Registrant

                  None

Item 25. Indemnification

Reference is made to Article 11 of Registrant's Articles of Incorporation,
Article 10 of Registrant's Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 10 of the Distribution Agreement.
Article 10 of Registrant's Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving directors, officers, employees and agents will be paid by the Corporation in advance of a final disposition thereof if certain conditions are met.

In Section 10 of the Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectuses and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.      Business and Other Connections of Investment Advisers

(a) Legg Mason Capital Management, Inc. ("LMCM") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMFM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain           Director, LMCM
                        Manager, Brandywine
                        Director, Brandywine Singapore
                        Senior Executive Vice President, Legg Mason, Inc.
                        Director, Nova Scotia
                        Director, Barrett
                        Director, Bartlett
                        Vice President, BMML
                        Director, LMH UK
                        Director, LM Funding
                        Director, LM Properties
                        Director, LMRG
                        President, LMCRES
                        President and Director, LM Tower
                        Director, PCM I
                        Director, PCM II
                        Director, Permal
                        Manager, Royce
                        Director, WAM
                        Director, WAMCL
                        Director, WAM Tokyo
                        Director, WAM Australia
                        Director, WAMCO Hldgs Ltd.
                        Director, WAM Singapore

Charles J. Daley, Jr.   Treasurer, LMCM
                        Senior Vice President and Treasurer, Legg Mason, Inc.
                        Treasurer, LMFunds
                        Treasurer, LM Funding
                        President and Director, LM Properties
                        Treasurer, LMREI
                        Treasurer, LMRESA
                        Vice President and Treasurer, LMRC
                        Treasurer, LMRG
                        Treasurer, LM Tower
                        Vice President and Treasurer, LMRC II
                        Vice President, Director and Treasurer, Nova Scotia

                        Vice President and Secretary, LM Canada Hldg
                        President, LMIH
                        President, LMIH II
                        Manager, President and Treasurer, LMIH Chile
                        President and Treasurer, LM Intl Hldg
                        Director, LMH UK

Mark R. Fetting         Director, LMCM
                        Senior Executive Vice President, Legg Mason, Inc.
                        President, Chairman and Director, LMFA
                        Managing Director, LMIS
                        Director, LMFunds
                        Manager, Royce

Raymond A. Mason        Director, LMCM
                        Chairman, CEO and Director, Legg Mason, Inc.
                        President and Director, Nova Scotia
                        Director, LM Tower
                        Director, LM Holdings
                        Director, PCM I
                        Director, PCM II
                        Director, Permal
                        Manager, Royce

Thomas C. Merchant      Secretary, LMCM
                        Assistant Secretary, Brandywine
                        Vice President, Deputy General Counsel and Assistant
                                Secretary, Legg Mason, Inc.
                        Secretary, Barrett
                        Assistant Secretary, Bartlett
                        Secretary, LMFunds
                        Secretary, LMIC
                        Vice President and Secretary, LM Funding
                        Secretary, LMREI
                        Secretary, LMCRES
                        Secretary, BMML
                        Vice President and Secretary, Nova Scotia
                        Secretary, LM Canada Hldg
                        Secretary, LMIH
                        Secretary, LMIH II
                        Secretary, LMIH Chile
                        Assistant Secretary, BRE
                        Assistant Secretary, LM Tower
                        Assistant Secretary, LMRC Properties
                        Assistant Secretary, LMRESA
                        Assistant Secretary, LMRC
                        Assistant Secretary, LMRG
                        Assistant Secretary, LMRP
                        Assistant Secretary, LMRC II

William H. Miller III   Chairman, CIO and Director, LMCM
                        Managing Member, LMM

Jennifer W. Murphy      Senior Vice President, CFO and Director, LMCM
                        COO, LMM

(b) Legg Mason Fund Adviser, Inc. ("LMFA") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMFA have been engaged as director, officer, employee, partner, or trustee.

Mark R. Fetting         President, Chairman and Director, LMFA
                        Senior Executive Vice President, Legg Mason, Inc.
                        Director, LMCM
                        Managing Director, LMIS
                        Director, LMFunds
                        Manager, Royce

Thomas J. Hirschmann    Vice President and Director, LMFA
                        Senior Vice President, Legg Mason, Inc.
                        Vice President and Director, Nova Scotia
                        Director, LMIC
                        Director, Barrett
                        Director, Bartlett
                        Director, Batterymarch
                        Director, Brandywine Singapore
                        Director, LMAM Australia
                        Director, LMAM Japan
                        Director, LM Holdings
                        Director, LMH Australia
                        Director, LMH UK
                        CEO and Director, LMIE
                        Director, LMIE Hong Kong
                        Director, LMIE Singapore
                        Director, LMI Funds
                        Director, LMI Europe
                        Director, LMIH
                        Director, LMIH Hong Kong
                        Director, LMI Taiwan
                        Director, LMIH Taiwan
                        Director, LMIM
                        Director, LMMS Hong Kong
                        Director, LMS Japan
                        Chairman and Director, LM Poland
                        Chairman and Director, LM Poland II
                        Director, LM Intl Hldg
                        Director, PCM I
                        Director, PCM II
                        Vice President, LMIS
                        Director, WAM Singapore

Gregory T. Merz         Vice President and Secretary, LMFA
                        Vice President and Deputy General Counsel,
                                Legg Mason, Inc.


(c) Brandywine Global Investment Management, LLC ("Brandywine") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Brandywine have been engaged as director, officer, employee, partner, or trustee.


Peter L. Bain           Manager, Brandywine
                        Director, Brandywine Singapore
                        Senior Executive Vice President, Legg Mason, Inc.
                        Director, LMCM
                        Director, Nova Scotia

                        Director, Barrett
                        Director, Bartlett
                        Vice President, BMML
                        Director, LMH UK
                        Director, LM Funding
                        Director, LM Properties
                        Director, LMRG
                        President, LMCRES
                        President and Director, LM Tower
                        Director, PCM I
                        Director, PCM II
                        Director, Permal
                        Manager, Royce
                        Director, WAM
                        Director, WAMCL
                        Director, WAM Tokyo
                        Director, WAM Australia
                        Director, WAMCO Hldgs Ltd.
                        Director, WAM Singapore

Thomas C. Merchant      Assistant Secretary, Brandywine
                        Vice President, Deputy General Counsel and Assistant
                                Secretary, Legg Mason, Inc.
                        Secretary, Barrett
                        Assistant Secretary, Bartlett
                        Secretary, LMFunds
                        Secretary, LMIC
                        Vice President and Secretary, LM Funding
                        Secretary, LMREI
                        Secretary, LMCRES
                        Secretary, BMML
                        Vice President and Secretary, Nova Scotia
                        Secretary, LM Canada Hldg
                        Secretary, LMIH
                        Secretary, LMIH II
                        Secretary, LMIH Chile
                        Secretary, LMCM
                        Assistant Secretary, BRE
                        Assistant Secretary, LM Tower
                        Assistant Secretary, LMRC Properties
                        Assistant Secretary, LMRESA
                        Assistant Secretary, LMRC
                        Assistant Secretary, LMRG
                        Assistant Secretary, LMRP
                        Assistant Secretary, LMRC II

Robert F. Price         Secretary, Brandywine
                        Secretary, Legg Mason, Inc.
                        Secretary, LMRC
                        Secretary, LMRG
                        Secretary, LM Tower
                        Secretary, LMRC II
                        Secretary, LMRC Properties

Addresses for Items 26(a), (b) and (c):

(3040692) Nova Scotia Company ("Nova Scotia")
1959 Upper Water Street
P.O. Box 997
Halifax, Nova Scotia B35 2X2

Barrett Associates, Inc. ("Barrett")
565 Fifth Avenue
New York, NY 10017

Bartlett & Co.  ("Bartlett")
36 East Fourth Street
Cincinnati, OH  45202

BMML, Inc. ("BMML")
100 Light Street
Baltimore, MD 21202

Brandywine Global Investment Management, LLC ("Brandywine")
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. ("Brandywine Singapore") 36 Robinson House, #18
City House
Singapore

BRE Group, Inc. ("BRE")
36 East Fourth Street
Cincinnati, OH 45202

Legg Mason Asset Management Australia Limited ("LMAM Australia")
Level 13
120 Collins Street
Melbourne, Victoria 3000
Australia

Legg Mason Capital Management, Inc.  ("LMCM")
100 Light Street
Baltimore, MD  21202

Legg Mason Canada, Inc. ("LM Canada")
320 Bay Street, Suite 1400
Toronto, Ontario M5H 4A6
Canada

Legg Mason Canada Holdings Ltd. ("LM Canada Hldg")
44 Chipman Hill, 10th Floor
St. John, New Brunswick E2L 4S6
Canada

Legg Mason International Equities Limited ("LMIE")
10 Exchange Square
Primrose Street
London  EC2A 2EN
England

Legg Mason International Equities (Hong Kong) Limited ("LMIE Hong Kong") 20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason International Equities (Singapore) Pte. Limited ("LMIE Singapore") 1 George Street #23-01
Singapore 049145

Legg Mason Fund Adviser, Inc. ("LMFA")
100 Light Street
Baltimore, MD  21202

Legg Mason Funding Corp. ("LM Funding")
100 Light Street
Baltimore, MD 21202

Legg Mason, Inc.
100 Light Street
Baltimore, MD  21202

Legg Mason International Holdings, LLC ("LMIH")
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings II, LLC ("LMIH II")
100 Light Street
Baltimore, MD 21202

Legg Mason International Holdings (Chile), LLC ("LMIH Chile")
El Regidor No 66
Piso 10
Las Condes, Santiago
Chile

Legg Mason Properties, Inc. ("LM Properties")
5955 Carnegie Boulevard
Suite 200
Charlotte, NC 28209

Legg Mason Real Estate Investors, Inc. ("LMREI")
100 Light Street
Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. ("LMCRES")
100 Light Street
Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. ("LMRESA")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Capital, Inc. ("LMRC")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Group, Inc. ("LMRG")
100 Light Street
Baltimore, MD 21202

Legg Mason Realty Partners, Inc. ("LMRP")
100 Light Street
Baltimore, MD 21202

Legg Mason Tower, Inc. ("LM Tower")
100 Light Street
Baltimore, MD 21202

Legg Mason Investment Counsel & Trust Company, N.A.  ("LMIC")
100 Light Street
Baltimore, MD  21202

Legg Mason Investor Services, LLC  ("LMIS")
100 Light Street
Baltimore, MD  21202

LM Fund Services, Inc. ("LMFunds")
100 Light Street
Baltimore, MD 21202

Legg Mason Investments (Hong Kong) Limited ("LMI Hong Kong")
20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Investments (Taiwan) Limited ("LMI Taiwan")
Suite E, 55F, Taipei 101 Tower
7 Xin Yi Road, Section 5
Taipei, 110, Taiwan, R.O.C.


Legg Mason Investments (Taiwan) Holdings Limited ("LMIH Taiwan")
20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Management Services (Hong Kong) Limited ("LMMS Hong Kong") 20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

LM Holdings, Limited ("LM Holdings")
155 Bishopsgate
London EC2M 3TY
England

Legg Mason Holdings (Australia) Pty Ltd ("LMH Australia")
224 Queens Street, Level 1
Melbourne, Victoria
Australia

LM International Holding LP ("LM Intl Hldg")
Walker House
Mary Street
PO Box 908 G T
Grand Cayman
Cayman Islands

LMRC II, Inc.  ("LMRC II")
100 Light Street
Baltimore, MD 21202

Legg Mason Securities  (Japan) Co., Ltd. ("LMS Japan")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna ("LM Poland") ul. Traugutta 7/9
00-067 Warszawa
POLAND

Legg Mason (UK) Holdings PLC ("LMH UK")
75 King William Street
London EC4N 7BE
England

Legg Mason Zarzadzanie Aktywami Spolka Akcyjna ("LM Poland II") ul. Traugutta 7/9
00-067 Warszawa
POLAND

LMRC Properties, Inc. ("LMRC Properties")
100 Light Street
Baltimore, MD 21202

LMM LLC ("LMM")
100 Light Street
Baltimore, MD  21202

PCM Holdings I, Inc. ("PCM I")
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

PCM Holdings II, LLC ("PCM II")
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

Permal Group Limited ("Permal")
25 St. James's Street
London SW1A 1HA
England

Royce & Associates, LLC ("Royce")
1414 Avenue of the Americas
New York, NY  10019

Western Asset Management Company  ("WAM")
385 East Colorado Boulevard
Pasadena, CA  91101

Western Asset Management Company Limited  ("WAMCL")
10 Exchange Square
Primrose Street
London  EC2A 2EN
England

Western Asset Management Company Pty Ltd ("WAM Australia")
Level 13
120 Collins Street
GPO Box 507
Melbourne Victoria 3000
Australia

Western Asset Management Company LTD ("WAM Tokyo")
Ote Center Building, Otemachi 1-1-3
Chioda-ku, Tokyo
Japan

Western Asset Management (UK) Holdings Limited ("WAMCO Hldgs Ltd") 10 Exchange Square
Primrose Street
London EC2A 2EN
England

Western Asset Management Company Pte, Ltd ("WAM Singapore")
1 George Street, #23-01
Singapore 049145

Item 27. Principal Underwriters

(a) Legg Mason Income Trust, Inc.; Legg Mason Special Investment Trust, Inc.; Legg Mason Growth Trust, Inc.; Legg Mason Value Trust, Inc.; Legg Mason Global Trust, Inc.; Legg Mason Investment Trust, Inc.; Legg Mason Tax-Free Income Fund; Legg Mason Light Street Trust, Inc.; Legg Mason Charles Street Trust, Inc.; Western Asset Funds, Inc.; Legg Mason Partners Trust II; CitiFunds Trust I; Legg Mason Partners Funds Trust; Legg Mason Partners Variable Portfolios V; CitiFunds Premium Trust; CitiFunds Institutional Trust; CitiFunds Trust III; Legg Mason Partners Lifestyle Series, Inc.; Legg Mason Partners Variable Portfolios II; Legg Mason Partners Variable Portfolios IV; Legg Mason Partners Investment Series; Consulting Group Capital Markets Funds; High Income Opportunity Fund, Inc.; Intermediate Muni Fund, Inc.; Legg Mason Partners Small Cap Core Fund, Inc.; Legg Mason Partners Investment Trust; Real Estate Income Fund, Inc.; Managed High Income Portfolio, Inc.; Managed Municipals Portfolio, Inc.; Municipal High Income Fund, Inc.; Citigroup Investments Corporate Loan Fund, Inc.; Zenix Income Fund, Inc.; Legg Mason Partners Capital Fund, Inc.; Legg Mason Partners Investors Value Fund, Inc.; Legg Mason Partners Series Funds, Inc.; High Income Opportunity Fund Inc.; Legg Mason Partners Variable Portfolios I; Barrett Opportunity Fund, Inc.; Western Asset 2008 Worldwide Government Term Trust; Western Asset High Income Fund, Inc.; Western Asset High Income Fund II, Inc.; Western Asset Emerging Markets Income Fund, Inc.; Western Asset Emerging Markets Income Fund II, Inc.; Western Asset Emerging Markets Floating Rate Fund, Inc.; Western Asset Global High Income Fund, Inc.; Western Asset Emerging Markets Debt Fund, Inc.; Legg Mason Partners Capital and Income Fund, Inc.; Western Asset Global Partners Income Fund, Inc.; Western Asset Municipal Partners Fund, Inc.; Western
     Asset Municipal Partners Fund II, Inc.; Western Asset Variable Rate Strategic Fund, Inc.; Western Asset Inflation Management Fund; Legg Mason Partners Adjustable Rate Income Fund; Legg Mason Partners Aggressive Growth Fund, Inc.; Legg Mason Partners Appreciation Fund, Inc.; Legg Mason Partners Arizona Municipals Fund, Inc.; Legg Mason Partners California Municipals Fund, Inc.; Legg Mason Partners Equity Fund, Inc.; Legg Mason Partners Fundamental Value Fund, Inc.; Legg Mason Partners Funds, Inc.; Legg Mason Partners Income Funds; Smith Barney Institutional Cash Management Fund, Inc.; Legg Mason Partners Investment Funds, Inc.; Legg Mason Partners Core Plus Bond Fund, Inc.; Legg Mason Partners Managed Municipals Fund, Inc.; Smith Barney Money Funds, Inc.; Legg Mason Partners Municipal Funds; Smith Barney Municipal Money Market Fund, Inc.; Legg Mason Partners New Jersey Municipals Fund, Inc.; Legg Mason Partners Oregon Municipals Fund; Legg Mason Partners World Funds, Inc.; Legg Mason Partners Sector Series, Inc.; Legg Mason Partners Variable Portfolios III, Inc.; Legg Mason Partners Equity Funds; Western Asset Funds II, Inc.; Legg Mason Partners Massachusetts Municipals Fund; and various series of unit investment trusts.

(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Investor Services, LLC ("LMIS").

Name and Principal                  Position and Offices               Positions and Offices
Business Address*                   with Underwriter - LMIS            with Registrant
-----------------------------------------------------------------------------------

Mark R. Fetting                     Managing Director                   President and Director

Manoochehr Abbaei                   Vice President                              None

D. Stuart Bowers                    Vice President and                          None
                                    Director of Operations

W. Talbot Daley                     Vice President                              None

Mark E. Freemyer                    Vice President                              None

Thomas J. Hirschmann                Vice President                              None


Joseph LaRocque                     Vice President                              None

Theresa P. McGuire                  Vice President, Chief Financial             None
                                    Officer and Treasurer

Joel R. Sauber                      Vice President                              None
300 First Stamford Place
Stamford, CT 06902-6732

Kenneth D. Cieprisz                 Chief Compliance Officer                    None
399 Park Avenue, 4th Floor
New York, NY 10022

Joseph M. Furey                     General Counsel and                         None
                                            Secretary


* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.


Item 28.      Location of Accounts and Records

State Street Bank and Trust Company    and      Legg Mason Fund Adviser, Inc.
P.O. Box 1713                                   100 Light Street
Boston, Massachusetts  02105-1713               Baltimore, Maryland  21202

Item 29.      Management Services - None

Item 30.      Undertakings - None

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Investors Trust, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 29 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 27th day of July, 2007.

                                                LEGG MASON INVESTORS TRUST, INC.

                                                By: /s/ Mark R. Fetting
                                                    Mark R. Fetting
                                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                            Title                              Date

/s/ John F. Curley, Jr.*                    Chairman and Director                       July 27, 2007
John F. Curley, Jr.

/s/ Mark R. Fetting                         President (Principal Executive              July 27, 2007
Mark R. Fetting                             Officer) and Director

/s/ Ruby P. Hearn*                          Director                                    July 27, 2007
Ruby P. Hearn

/s/ Arnold L. Lehman *                      Director                                    July 27, 2007
Arnold L. Lehman

/s/ Robin J.W. Masters *                    Director                                    July 27, 2007
Robin J.W. Masters

/s/ Jill E. McGovern *                      Director                                    July 27, 2007
Jill E. McGovern

/s/ Arthur S. Mehlman *                     Director                                    July 27, 2007
Arthur S. Mehlman

/s/ G. Peter O'Brien *                      Director                                    July 27, 2007
G. Peter O'Brien

/s/ S. Ford Rowan *                         Director                                    July 27, 2007
S. Ford Rowan

/s/ Robert M. Tarola*                       Director                                    July 27, 2007
Robert M. Tarola

/s/ Marie K. Karpinski                      Vice President and                          July 27, 2007
Marie K. Karpinski                          Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)


* Signatures affixed by Richard M. Wachterman pursuant to a power of attorney, a copy of which is filed herewith.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies' Registration Statements on Form N-1A):

LEGG MASON INCOME TRUST, INC.          LEGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND        LEGG MASON INVESTORS TRUST, INC.
LEGG MASON GROWTH TRUST, INC.          LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON VALUE TRUST, INC.           LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, MARIE K. KARPINSKI, RICHARD M. WACHTERMAN, GREGORY T. MERZ, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any
Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                                           DATE

/s/ John F. Curley, Jr.                                             May 23, 2007
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John F. Curley, Jr.

/s/ Mark R. Fetting                                                 May 23, 2007
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Mark R. Fetting

/s/ Ruby P. Hearn                                                   May 23, 2007
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Ruby P. Hearn

/s/ Arnold L. Lehman                                                May 23, 2007
----------------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters                                              May 23, 2007
----------------------------------------
Robin J.W. Masters

/s/ Jill E. McGovern                                                May 23, 2007
----------------------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman                                               May 23, 2007
----------------------------------------
Arthur S. Mehlman

/s/ Jennifer W. Murphy                                              May 23, 2007
----------------------------------------
Jennifer W. Murphy

/s/ G. Peter O'Brien                                                May 23, 2007
----------------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan                                                   May 23, 2007
----------------------------------------
S. Ford Rowan

/s/ Robert M. Tarola                                                May 23, 2007
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Robert M. Tarola

                        Legg Mason Investors Trust, Inc.
                         Post-Effective Amendment No. 30
                                  Exhibit Index

Exhibit (e)             Distribution Agreement
Exhibit (e)(ii)         Amendment No.1 to Distribution Agreement

Exhibit (i)             Opinion of Counsel

Exhibit (j)             Consent of Independent Registered Public Accounting Firm